UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INSPIREMD, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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InspireMD, Inc.

4 Menorat Hamaor St.

Tel Aviv, Israel 6744832

Telephone: (888) 776-6804

August 12, 2021

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of InspireMD, Inc. to be held at 9:00 a.m., Eastern Standard Time, on September 30, 2021, at the offices of Sullivan & Worcester Tel-Aviv (Har-Even & Co.), 28 HaArba’a St. HaArba’a Towers, North Tower, 35th Floor, Tel-Aviv, Israel. Please note that in order to gain admission to the site of our annual meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the annual meeting, we strongly encourage you to advise Craig Shore by email at craigs@inspiremd.com or phone at + 972-3-6917691 if you plan to attend the meeting prior to 5:00 p.m., Eastern time, on September 29, 2021, so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the annual meeting, we encourage you to arrive at the meeting no later than 8:30 a.m., Eastern Standard Time, in order to ensure that you are able to pass through security prior to the start of the meeting.

We currently intend to hold the meeting in person. However, depending on developments with respect to the coronavirus (COVID-19) pandemic, we might hold the meeting virtually on the above date and time instead of in person. If we determine that a change to a virtual meeting format is advisable or required, an announcement of such change will be made on our Investor Relations website at http://www.inspiremd.com/en/investors/investor-relations/ and in a Current Report on Form 8-K as promptly as practicable. We encourage you to check that website one week prior to the meeting date if you are planning to attend the meeting. Given the public health and safety concerns related to COVID-19, we ask that each stockholder evaluate the relative benefits of in-person attendance at the annual meeting and take advantage of the ability to vote by proxy or to provide voting instructions in accordance with the voting materials that have been provided to you.

Your vote is very important, regardless of the number of shares of our voting securities that you own. I encourage you to vote by telephone, over the Internet, or by marking, signing, dating and returning your proxy card so that your shares will be represented and voted at the annual meeting, whether or not you plan to attend. If you attend the annual meeting, you will, of course, have the right to revoke the proxy and vote your shares in person.

If your shares are held in the name of a broker, trust, bank or other intermediary, and you receive notice of the annual meeting through your broker or through another intermediary, please vote or return the materials in accordance with the instructions provided to you by such broker or other intermediary, or contact your broker directly in order to obtain a proxy issued to you by your intermediary holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the board of directors, I urge you to submit your proxy as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of our company.

Sincerely,

/s/ Paul Stuka
Paul Stuka
Chairman

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 30, 2021:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and

2020 Annual Report to Stockholders are available at:

www.proxyvote.com

InspireMD, Inc.

4 Menorat Hamaor St.

Tel Aviv, Israel 6744832

Telephone: (888) 776-6804

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held September 30, 2021

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of InspireMD, Inc., a Delaware corporation (the “Company”), will be held at 9:00 a.m., Eastern Standard Time, on September 30, 2021, at Sullivan & Worcester Tel-Aviv (Har-Even & Co.), 28 HaArba’a St. HaArba’a Towers, North Tower, 35th Floor, Tel-Aviv, Israel. We will consider and act on the following items of business at the Annual Meeting:

(1)	Election of two Class 1 directors to serve on our board of directors for a term of three years or until their successors are elected and qualified, for which Gary Roubin and Paul Stuka are the nominees (the “Director Election Proposal”).

(2)	To consider and approve the Company’s 2021 Equity Compensation Plan (the “Incentive Plan Proposal”).

(3)	An advisory vote on the compensation of the Company’s named executive officers as disclosed in the Proxy Statement accompanying this notice (the “Advisory Compensation Proposal”).

(4)	Ratification of the appointment of Kesselman & Kesselman, Certified Public Accountants, a member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the year ending December 31, 2021 (the “Auditor Reappointment Proposal”).

(5)	Such other business as may properly come before the Annual Meeting.

Stockholders are referred to the Proxy Statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, our board of directors recommends a vote FOR the election of the nominees for director named in the Director Election Proposal (Proposal 1); FOR the Incentive Plan Proposal (Proposal 2); FOR the approval of the executive compensation that is described in the Advisory Compensation Proposal (Proposal 3); and FOR the ratification of the re-appointment of Kesselman & Kesselman, Certified Public Accountants, a member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the year ending December 31, 2021, under the Auditor Reappointment Proposal (Proposal 4).

The board of directors has fixed the close of business on August 12, 2021 as the record date (the “Record Date”). Only holders of record of shares of our common stock are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the office of the Company during regular business hours for the 10 calendar days prior to and during the Annual Meeting.

Please note that in order to gain admission to the site of our Annual Meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the Annual Meeting, we strongly encourage you to advise Craig Shore by email at craigs@inspiremd.com or phone at + 972-3-6917691 if you plan to attend the meeting prior to 5:00 p.m., Eastern time, on September 29, 2021, so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the Annual Meeting, we encourage you to arrive at the meeting no later than 8:30 a.m., Eastern Standard Time, in order to ensure that you are able to pass through security prior to the start of the meeting.

We currently intend to hold the meeting in person. However, depending on developments with respect to the coronavirus (COVID-19) pandemic, we might hold the meeting virtually on the above date and time instead of in person. If we determine that a change to a virtual meeting format is advisable or required, an announcement of such change will be made on our Investor Relations website at http://www.inspiremd.com/en/investors/investor-relations/ and in a Current Report on Form 8-K as promptly as practicable. We encourage you to check that website one week prior to the meeting date if you are planning to attend the meeting. Given the public health and safety concerns related to COVID-19, we ask that each stockholder evaluate the relative benefits of in-person attendance at the Annual Meeting and take advantage of the ability to vote by proxy or to provide voting instructions in accordance with the voting materials that have been provided to you.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting in person, we request that you vote by telephone, over the Internet, or by completing, signing and mailing your proxy card to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other intermediary, and you receive notice of the Annual Meeting through your broker or through another intermediary, please vote online, by telephone or by completing and returning the voting instruction form in accordance with the instructions provided to you by such broker or other intermediary, or contact your broker directly in order to obtain a proxy issued to you by your intermediary holder to attend the Annual Meeting and vote in person. Failure to do any of the foregoing may result in your shares not being eligible to be voted at the Annual Meeting.

By Order of The Board of Directors,

/s/ Paul Stuka
Paul Stuka
Chairman

August 12, 2021

Table of Contents

ABOUT THE ANNUAL MEETING	6

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS	11

REPORT OF THE AUDIT COMMITTEE	14

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	15

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	15

PROPOSAL 1: ELECTION OF CLASS 1 DIRECTORS	17

EXECUTIVE OFFICERS	20

EXECUTIVE COMPENSATION	20

PROPOSAL 2: INCENTIVE PLAN PROPOSAL	28

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION	32

PROPOSAL 4: RATIFICATION OF REAPPOINTMENT OF KESSELMAN & KESSELMAN, CERTIFIED PUBLIC ACCOUNTANTS, A MEMBER OF PRICEWATERHOUSECOOPERS INTERNATIONAL LIMITED, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33

OTHER BUSINESS	34

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS	34

ANNEX A – INSPIREMD, INC. 2021 EQUITY INCENTIVE PLAN	A-1

InspireMD, Inc.

4 Menorat Hamaor St.

Tel Aviv, Israel 6744832

Telephone: (888) 776-6804

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held September 30, 2021

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “InspireMD” refer to InspireMD, Inc., a Delaware corporation, and its direct and indirect subsidiaries. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, par value $0.0001 per share.

The accompanying proxy is solicited by the board of directors on behalf of InspireMD, Inc., a Delaware corporation, to be voted at the annual meeting of stockholders of the Company (the “Annual Meeting”) to be held on September 30, 2021, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. This Proxy Statement and accompanying form of proxy are expected to be first sent or given to stockholders on or about August 21, 2021.

The executive office of the Company is located at, and the mailing address of the Company is, 4 Menorat Hamaor St., Tel Aviv, Israel 6744832.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR

THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 30, 2021:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and

2020 Annual Report to Stockholders are available at:

www.proxyvote.com

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person whom you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a street name holder, you must obtain a proxy from your broker or intermediary in order to vote your shares in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will be requested to act upon the matters outlined in the Notice, consisting of the following:

(1)	Election of two Class 1 directors to serve on our board of directors for a term of three years or until their successors are elected and qualified, for which Gary Roubin and Paul Stuka are the nominees (the “Director Election Proposal”).

(2)	To consider and approve the Company’s 2021 Equity Compensation Plan (the “Incentive Plan Proposal”).

(3)	An advisory vote on the compensation of the Company’s named executive officers as disclosed in this Proxy Statement (the “Advisory Compensation Proposal”).

(4)	Ratification of the re-appointment of Kesselman & Kesselman, Certified Public Accountants, a member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the year ending December 31, 2021 (the “Auditor Reappointment Proposal”).

(5)	Such other business as may properly come before the Annual Meeting.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one Proxy Statement to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate notice or proxy statement in the future, he or she may contact InspireMD, Inc., 4 Menorat Hamaor St., Tel Aviv, Israel 6744832, Attn: Investor Relations, via email to craigs@inspiremd.com or by calling + 972-3-6917691 and asking for Investor Relations. Eligible stockholders of record receiving multiple copies of our Notice and Proxy Statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Notice or Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to our Investor Relations at the address or phone number set forth above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction form for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and also hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction form for shares held in street name. Please follow the directions provided in the Notice and in each proxy card or voting instruction form you receive to ensure that all your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on August 12, 2021 (the “Record Date”). The Record Date is established by the board of directors as required by Delaware law. On the Record Date, 7,914,916 shares of common stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Holders of common stock at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the stockholders?

On each matter to be voted upon at the Annual Meeting, you have one vote for each share of common stock you own as of the Record Date.

What is the quorum requirement?

The presence, in person or by proxy, of the holders of 33.3% of the shares of the stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote at the Annual Meeting, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Action Stock Transfer Corporation, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice has been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other intermediary, the intermediary is considered the record holder of those shares. You are considered the beneficial owner of those shares, and your shares are held in “street name.” A notice, and Proxy Statement, along with a voting instruction form, have been forwarded to you by your intermediary. As the beneficial owner, you have the right to direct your intermediary concerning how to vote your shares by using the voting instruction form they included in the mailing or by following their instructions for voting.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Your broker does not have discretionary authority to vote your shares with respect to each of the Director Election Proposal (Proposal 1), Incentive Plan Proposal (Proposal 2) or the advisory vote on executive compensation (Proposal 3) in the absence of specific instructions from you.

With respect to the Auditor Reappointment Proposal (Proposal 4), your broker will have the discretion to vote your shares and, therefore, will be able to vote your shares with respect to such proposal even if you do not provide your broker with instructions on that proposal.

How do I vote my shares?

Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, please vote by proxy in accordance with the instructions on your proxy card or voting instruction form (from your broker or other intermediary). There are three convenient ways of submitting your vote:

●	By Telephone or Internet - All record holders can vote by touchtone telephone from the United States using the toll free telephone number on the proxy card, or over the Internet, using the procedures and instructions described on the proxy card. “Street name” holders may vote by telephone or Internet if their bank, broker or other intermediary makes those methods available, in which case the bank, broker or other intermediary will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

●

In Person - All record holders may vote in person at the Annual Meeting. “Street name” holders may vote in person at the Annual Meeting if their bank, broker or other intermediary has furnished a legal proxy. If you are a “street name” holder and would like to vote your shares by proxy, you will need to ask your bank, broker or other intermediary to furnish you with an intermediary issued proxy. You will need to bring the intermediary issued proxy with you to the Annual Meeting and hand it in with a signed ballot that will be provided to you at the Annual Meeting. You will not be able to vote your shares without an intermediary issued proxy. Note that a broker letter that identifies you as a stockholder is not the same as an intermediary issued proxy.

There may be limitations on our ability to hold the Annual Meeting in person this year. See “Do you plan to hold the Annual Meeting in person this year?” below.

●	By Written Proxy or Voting Instruction Form - All record holders can vote by written proxy card, if they have requested to receive printed proxy materials. If you are a “street name” holder and you request to receive printed proxy materials, you will receive a voting instruction form from your bank, broker or other intermediary.

The board of directors has appointed Craig Shore, chief financial officer, chief administrative officer, treasurer and secretary, and Marvin Slosman, president, chief executive officer and director, to serve as the proxies for the Annual Meeting.

If you complete and sign the proxy card but do not provide instructions for one or more of the proposals, then the designated proxies will or will not vote your shares as to those proposals, as described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” and complete the voting instruction form provided by your broker or other intermediary except with respect to one or more of the proposals, then, depending on the proposal(s), your broker may be unable to vote your shares with respect to those proposal(s). See “What is a broker non-vote?” above.

Even if you currently plan to attend the Annual Meeting, we recommend that you vote by telephone or Internet or return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

Who counts the votes?

All votes will be tabulated by Craig Shore, the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

What are my choices when voting?

In the Director Election Proposal (Proposal 1), stockholders may vote for all director nominees or may withhold their votes as to one or both director nominees. With respect to the Incentive Plan Proposal (Proposal 2), the advisory vote on executive compensation (Proposal 3) and the Auditor Reappointment Proposal (Proposal 4), stockholders may vote for the proposal, against the proposal, or abstain from voting on the proposal.

What are the board of directors’ recommendations on how I should vote my shares?

The board of directors recommends that you vote your shares as follows:

Proposal 1—FOR the election of each of the nominees for director under the Director Election Proposal.

Proposal 2—FOR the Incentive Plan Proposal.

Proposal 3—FOR the approval of the executive compensation program for our named executive officers, as described in the Advisory Compensation Proposal.

Proposal 4—FOR the Auditor Reappointment Proposal.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed, executed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1—FOR the election of each of the nominees for director under the Director Election Proposal.

Proposal 2—FOR the Incentive Plan Proposal.

Proposal 3—FOR the approval of the executive compensation program for our named executive officers, as described in the Advisory Compensation Proposal.

Proposal 4—FOR the Auditor Reappointment Proposal.

If you are a street name holder and do not provide voting instructions on one or more proposals, your bank, broker or other intermediary may be unable to vote those shares. See “What is a broker non-vote?” above.

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Annual Meeting to revoke your proxy.

●	Voting again by telephone or over the Internet (only your latest telephone or Internet vote submitted prior to the Annual Meeting will be counted).

●	If you requested and received written proxy materials, completing and submitting a new valid proxy bearing a later date.

●	Giving written notice of revocation to the Company addressed to Craig Shore, chief financial officer, chief administrative officer, treasurer and secretary, at the Company’s address above, which notice must be received before noon, Eastern time on September 29, 2021.

If you are a street name holder, your bank, broker or other intermediary should provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Assuming the presence of a quorum, the two director nominees who receive the most votes cast in the election of directors will be elected under the Director Election Proposal (Proposal 1). Broker non-votes will not be included as “votes cast” with respect to the Director Election Proposal and will not have an effect on the outcome of such proposal.

Assuming the presence of a quorum, and pursuant to Nasdaq Marketplace Rule 5635(c), the Incentive Plan Proposal (Proposal 2) will require approval by a majority of votes cast. The Incentive Plan Proposal is considered a “non-routine” matter; therefore, your bank, broker or other nominee does not have discretion to vote your shares with respect to that proposal without voting instructions from you, and, in the absence of such voting instructions, your shares will not affect the outcome of the vote on the Incentive Plan Proposal.

Assuming the presence of a quorum, the advisory vote on our named executive officers’ compensation under the Advisory Compensation Proposal (Proposal 3) and the ratification of the reappointment of the independent registered public accounting firm under the Auditor Reappointment Proposal (Proposal 4) will require the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that are voted for or against such proposal. Please note that the vote on the Advisory Compensation Proposal (Proposal 3) is a non-binding, advisory vote, so even if that proposal is voted down, we reserve the full right to continue to maintain our executives’ compensation at their current levels. In that scenario, however, we will consider our stockholders’ concerns and the compensation committee will evaluate whether any actions are necessary to address those concerns.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Abstentions will have no effect with respect to the election of directors under the Director Election Proposal (Proposal 1), the approval of the Incentive Plan Proposal (Proposal 2), the advisory approval of our executives’ compensation under the Advisory Compensation Proposal (Proposal 3), or the ratification of the reappointment of the independent registered public accounting firm under the Auditor Reappointment Proposal (Proposal 4).

Broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Broker non-votes will have no effect upon the election of directors under the Director Election Proposal (Proposal 1), the approval of the Incentive Plan Proposal (Proposal 2) and the advisory vote on our executives’ compensation under the Advisory Compensation Proposal (Proposal 3). With respect to the ratification of the reappointment of the independent registered public accounting firm (Proposal 4), we expect that there will be only minimal (if any) broker-non-votes because that proposal is considered a routine matter and a broker holding shares for a beneficial owner will therefore have discretionary authority to vote those shares for that proposal in the absence of voting instructions from the beneficial owner.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

When will the next stockholder advisory vote on executive compensation occur?

At our 2018 Annual Meeting of stockholders, we submitted to stockholders an advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years. “Three years” was the frequency that received the highest number of votes. In light of that outcome, we intend to hold an advisory vote on executive compensation every three years. Such matter is on the agenda at the Annual Meeting, and therefore, we anticipate that the next such vote will be held at our 2024 Annual Meeting of Stockholders.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our board of directors is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, intermediaries and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below. In addition, we have retained Kingsdale Advisors (“Kingsdale”) to assist in the solicitation of proxies for a fee of $8,500 plus telephone solicitation fees and reimbursement of expenses.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company, as well as Kingsdale, the proxy solicitation firm hired by the Company, may solicit the return of proxies, either by mail, telephone, fax, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. The fees of Kingsdale as well as the reimbursement of expenses of Kingsdale will be borne by us. Brokerage houses and other custodians, intermediaries and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Do you plan to hold the Annual Meeting in person this year?

[We currently intend to hold the Annual Meeting in person. However, depending on developments with respect to the coronavirus (COVID-19) pandemic, we might hold the meeting virtually on the above date and time instead of in person. Given the public health and safety concerns related to COVID-19, we ask that each stockholder evaluate the relative benefits to him, her or it personally of in-person attendance at the Annual Meeting and take advantage of the ability to vote by proxy, by following the instructions on the proxy card or voting instruction form that have been provided to you. If you elect to attend the Annual Meeting in person, we ask that you follow applicable Israeli regulations, particularly as they relate to social distancing and attendance at public gatherings. If you are not feeling well or think you may have been exposed to COVID-19, we ask that you vote by proxy for the meeting.

If we determine that a change to a virtual meeting format is advisable or required, an announcement of such change will be made on our Investor Relations website at http://www.inspiremd.com/en/investors/investor-relations/ and in a Current Report on Form 8-K as promptly as practicable. We encourage you to check that website one week prior to the meeting date if you are planning to attend the meeting.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company expects to publish the voting results in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact the firm assisting us in the solicitation of proxies, Kingsdale. Banks, brokers and shareholders may call Kingsdale at 1-866-581-1479 (North American toll free number) or 416-867-2272 (call collect outside North America).

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Director Independence

The board of directors has determined that Dr. Rogers, Dr. Roubin, Ms. Arnold and Messrs. Stuka, Berman and Kester, satisfy the requirement for independence as defined under Nasdaq Listing Rule 5605(a)(2) and that each of these directors has no material relationship with us (other than being a director and/or a stockholder). In making its independence determinations, the board of directors sought to identify and analyze all of the facts and circumstances relating to any relationship between a director, his or her immediate family or affiliates and our company and our affiliates and did not rely on categorical standards other than those contained in the Nasdaq listing rule referenced above.

Board Committees

Our board of directors has established an audit committee, a nominating and corporate governance committee and a compensation committee, each of which has the composition and responsibilities described below.

Audit Committee. Our audit committee is currently comprised of Messrs. Berman, Stuka and Kester, each of whom our board has determined to be financially literate and qualify as an independent director under Nasdaq Listing Rule 5605(a)(2). Mr. Kester is the chairman of our audit committee and qualifies as a financial expert, as defined in Item 407(d)(5)(ii) of Regulation S-K. The audit committee’s duties are to recommend to our board of directors the engagement of independent auditors to audit our financial statements and to review our accounting and auditing principles. The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls. The audit committee held a total of 4 meetings during the twelve months ended December 31, 2020. The audit committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site, www.inspiremd.com, by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, via email to craigs@inspiremd.com or by telephone to (888) 776-6804.

Nominating and Corporate Governance Committee. Our nominating and corporate governance committee is currently comprised of Messrs. Berman and Stuka, each of whom qualify as an independent director under Nasdaq Listing Rule 5605(a)(2). Mr. Berman is the chairman of our nominating and corporate governance committee. The nominating and corporate governance committee identifies and recommends to our board of directors individuals qualified to be director nominees. In addition, the nominating and corporate governance committee recommends to our board of directors the members and chairman of each board committee who will periodically review and assess our code of business conduct and ethics and our corporate governance guidelines. The nominating and corporate governance committee also makes recommendations for changes to our code of business conduct and ethics and our corporate governance guidelines to our board of directors, reviews any other matters related to our corporate governance and oversees the evaluation of our board of directors and our management. The nominating and corporate governance committee held a total of 1 meeting during the twelve months ended December 31, 2020. The nominating and corporate governance committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site, www.inspiremd.com, by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, via email to craigs@inspiremd.com or by telephone to (888) 776-6804.

Compensation Committee. Our compensation committee is currently comprised of Messrs. Stuka and Kester and Ms. Arnold, each of whom qualify as an independent director under Nasdaq Listing Rule 5605(a)(2). Mr. Stuka is the chairman of our compensation committee. The compensation committee reviews and approves our salary and benefits policies, including compensation of executive officers and directors. The compensation committee also administers our stock option plans and recommends and approves grants of stock options under such plans. The compensation committee held 5 meeting during the twelve months ended December 31, 2020. The compensation committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site, www.inspiremd.com, by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, via email to craigs@inspiremd.com or by telephone to (888) 776-6804.

Meetings and Attendance

The board of directors held a total of 12 meetings during the twelve months ended December 31, 2020, and each director attended at least 83 percent of the aggregate number of all (i) board meetings held during the period for which he was a director and (ii) committee meetings held during the period for which he was a committee member. We do not have a policy requiring director attendance at stockholder meetings, but members of our board of directors are encouraged to attend. None of our directors attended our 2020 Annual Meeting of Stockholders due to COVID-19 restrictions.

Board Leadership Structure

The board of directors is committed to promoting effective, independent governance of the Company. Our board believes it is in the best interests of the stockholders and the Company for the board to have the flexibility to select the best director to serve as chairman at any given time, regardless of whether that director is an independent director or the chief executive officer. Consequently, we do not have a policy governing whether the roles of chairman of the board and chief executive officer should be separate or combined. This decision is made by our board of directors, based on the best interests of the Company considering the circumstances at the time.

Currently, the offices of the chairman of the board and the chief executive officer are held by two different people. Mr. Stuka is our independent, non-executive chairman of the board of directors and Mr. Slosman is our chief executive officer. The chief executive officer is responsible for the day to day leadership and performance of the Company, while the chairman of the board of directors provides guidance to the chief executive officer and sets the agenda for board meetings and presides over meetings of the board. We believe that separation of the positions reinforces the independence of the board in its oversight of the business and affairs of the Company, and creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the board to monitor whether management’s actions are in the best interests of the Company and its stockholders. Furthermore, we believe that Mr. Stuka is especially suited to serve as our chairman of the board, in light of his significant strategic and investment management experience in the U.S. healthcare industry, which provide him with a unique perspective on the best methods of growth for a life sciences company.

Role in Risk Oversight

Our board of directors oversees an enterprise-wide approach to risk management, designed to support the achievement of business objectives, including organizational and strategic objectives, to improve long-term organizational performance and enhance stockholder value. The involvement of our board of directors in setting our business strategy is a key part of its assessment of management’s plans for risk management and its determination of what constitutes an appropriate level of risk for the company. The participation of our board of directors in our risk oversight process includes receiving regular reports from members of senior management on areas of material risk to our company, including operational, financial, legal and regulatory, and strategic and reputational risks.

While our board of directors has the ultimate responsibility for the risk management process, senior management and various committees of our board of directors also have responsibility for certain areas of risk management.

Our senior management team is responsible for day-to-day risk management and regularly reports on risks to our full board of directors or a relevant committee. Our finance and regulatory personnel serve as the primary monitoring and evaluation function for company-wide policies and procedures, and manage the day-to-day oversight of the risk management strategy for our ongoing business. This oversight includes identifying, evaluating and addressing potential risks that may exist at the enterprise, strategic, financial, operational, compliance, cybersecurity and reporting levels.

The audit committee focuses on monitoring and discussing our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. As appropriate, the audit committee provides reports to and receives direction from the full board of directors regarding our risk management policies and guidelines, as well as the audit committee’s risk oversight activities.

In addition, the compensation committee assesses our compensation policies to confirm that the compensation policies and practices do not encourage unnecessary risk taking. The compensation committee regularly reviews and discusses the relationship between risk management policies and practices, corporate strategy and senior executive compensation and, when appropriate, reports on the findings from the discussions with our board of directors. Our compensation committee intends to set performance metrics that will create incentives for our senior executives that encourage an appropriate level of risk-taking that is commensurate with our short-term and long-term strategies.

Code of Ethics

We have adopted a code of ethics and business conduct that applies to our officers, directors and employees, including our principal executive officer, principal financial officer and principal accounting officer, which is posted on our website at www.inspiremd.com. We intend to disclose future amendments to certain provisions of the code of ethics, or waivers of such provisions granted to executive officers and directors, on this website within four business days following the date of such amendment or waiver.

Communications with the Board of Directors

A stockholder who wishes to communicate with our board of directors, any committee of our board of directors, the non-management directors or any particular director, may do so by writing to such director or directors in care of the Secretary, c/o InspireMD, Inc., 4 Menorat Hamaor St., Tel Aviv, Israel 6744832. Our secretary will forward such communication to the full board of directors, to the appropriate committee or to any individual director or directors to whom the communication is addressed, unless the communication is unrelated to the duties and responsibilities of our board of directors (such as spam, junk mail and mass mailings, ordinary course disputes over fees or services, personal employee complaints, business inquiries, new product or service suggestions, resumes and other forms of job inquiries, surveys, business solicitations or advertisements) or is unduly hostile, threatening, illegal, or harassing, in which case our secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

Director Nomination Policies

We have a standing nominating and corporate governance committee consisting entirely of independent directors. The director nominees for reelection at the Annual Meeting were recommended to the board by the nominating and corporate governance committee for selection.

The nominating and corporate governance committee will consider all proposed nominees for the board of directors, including those properly put forward by stockholders. Stockholder nominations should be addressed to the nominating and corporate governance committee in care of the Secretary, c/o InspireMD, Inc., 4 Menorat Hamaor St., Tel Aviv, Israel 6744832, in accordance with the provisions of the Company’s amended and restated bylaws. The nominating and corporate governance committee annually reviews with the board the applicable skills and characteristics required of board nominees in the context of current board composition and our circumstances. In making its recommendations to the board, the nominating and corporate governance committee considers all factors it considers appropriate, which may include experience, accomplishments, education, understanding of the business and the industry in which we operate, specific skills, general business acumen and the highest personal and professional integrity. Generally, the nominating and corporate governance committee will first consider current board members because they meet the criteria listed above and possess an in-depth knowledge of us, our history, strengths, weaknesses, goals and objectives. This level of knowledge has proven very valuable to us. In determining whether to recommend a director for re-election, the nominating and corporate governance committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the board.

The board and the nominating and corporate governance committee aim to assemble a diverse group of board members and believe that no single criterion such as gender or minority status is determinative in obtaining diversity on the board. The board defines diversity as differences of viewpoint, professional experience, education and skills such as a candidate’s range of experience serving on other public company boards, the balance of the business interest and experience of the candidate as compared to the incumbent or other nominated directors, and the need for any particular expertise on the board or one of its committees.

Certain Related Transactions and Relationships

On June 5, 2020, we closed an underwritten public offering of (i) 509,054 units, with each unit being comprised of one share of our common stock, and one Series F warrant to purchase one share of common stock, and (ii) 972,427 pre-funded units, with each pre-funded unit being comprised of one pre-funded warrant to purchase one share of common stock and one Series F warrant. The offering price to the public was $6.75 per unit and $6.735 per pre-funded unit. The underwriter exercised its option to purchase an additional 222,220 shares of common stock and 222,220 Series F Warrants. Upon exercise of such over-allotment option, the offering yielded gross proceeds of approximately $11.5 million for the Company. The underwriter for the Offering received discounts and commissions of 7% in the offering, or $0.4725 per unit and $4.7145 per pre-funded unit. Certain investors who purchased units and/or pre-funded units in the offering exceeded 5% beneficial ownership in our common stock as a result of the offering. Those investors reported their ownership interest (including shares contained in units or underlying pre-funded units purchased in the offering), in beneficial ownership statements on Schedule 13G. The terms of the offering for those investors mimicked the terms for all other investors.

In accordance with our audit committee charter, the audit committee is required to approve all related party transactions. In general, the audit committee will review any proposed transaction that has been identified as a related party transaction under Item 404 of Regulation S-K, which means a transaction, arrangement or relationship in which we and any related party are participants in which the amount involved exceeds $120,000. A related party includes (i) a director, director nominee or executive officer of us, (ii) a security holder known to be an owner of more than 5% of our voting securities, (iii) an immediate family member of the foregoing or (iv) a corporation or other entity in which any of the foregoing persons is an executive, principal or similar control person or in which such person has a 5% or greater beneficial ownership interest.

REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed and discussed the Company’s audited financial statements and related footnotes for the year ended December 31, 2020, and the independent auditor’s report on those financial statements, with management and with our independent auditor, Kesselman & Kesselman, Certified Public Accountants, a member of PricewaterhouseCoopers International Limited (“Kesselman”). The audit committee has also discussed with Kesselman the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee has also received the written disclosures and the letter from Kesselman required by applicable requirements of the Public Company Accounting Oversight Board regarding Kesselman’s communications with the audit committee concerning independence, and has discussed with Kesselman that firm’s independence.

Based on the review and the discussions referred to in the preceding paragraph, the audit committee determined that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC.

The Audit Committee:

Michael Berman
Thomas J. Kester (Chairman)
Paul Stuka

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of August 12, 2021 by:

●	each person known by us to beneficially own more than 5.0% of our common stock;

●	each of our directors;

●	each of our named executive officers; and

●	all of our directors and executive officers as a group.

The percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security.

Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o InspireMD, Inc., 4 Menorat Hamaor St., Tel Aviv, Israel 6744832. As of August 12, 2021, we had 7,914,916 shares outstanding.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage Beneficially Owned(1)
5% Owners	-			-
Officers and Directors
Kathryn Arnold	10,536	(9)		*
Michael Berman	9,242	(4)		*
Thomas Kester	27,312	(7)		*
Campbell Rogers, M.D.	11,888	(5)		*
Gary Roubin, M.D.	69,754	(8)		*
Craig Shore	105,393	(2)		1.33%
Marvin Slosman	51,667	(3)		*
Paul Stuka	18,027	(6)	*
All directors and executive officers as a group (8 persons)	303,819			3.80%

*	Represents ownership of less than one percent.

(1)	Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of August 12, 2021. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.

(2)	Consists of (i) 280 shares of common stock, (ii) options to purchase 5,030 shares of common stock that are currently exercisable or exercisable within 60 days of August 12, 2021, (iii) 45,381 shares of restricted stock granted under the Israeli Appendix of the InspireMD, Inc. 2013 Long-Term Incentive Plan and (iv) 54,702 shares of restricted stock granted to employees under the Israeli Appendix of the InspireMD, Inc. 2013 Long-Term Incentive Plan held in trust, and with respect to which Mr. Shore was granted a proxy with the right to vote such shares at his discretion.

(3)	Consists of (i) 6,392 shares of common stock, (ii) warrants to purchase 5,048 shares of common stock that are currently exercisable or exercisable within 60 days of August 12, 2021, (iii) options to purchase 10,057 shares of common stock that are currently exercisable or exercisable within 60 days of August 12, 2021, (iv) 4,053 restricted stock units granted as an inducement grant outside the plan that are currently exercisable or exercisable within 60 days of August 12, 2021, and (v) 26,117 restricted stock units granted under the InspireMD, Inc. 2013 Long-Term Incentive Plan that are currently exercisable or exercisable within 60 days of August 12, 2021.

(4)	Consists of (i) 5,378 shares of common stock, (ii) warrants to purchase 2,688 shares of common stock that are currently exercisable or exercisable within 60 days of August 12, 2021, (iii) options to purchase 1,176 shares of common stock that are currently exercisable or exercisable within 60 days of August 12, 2021. Excludes 10,710 shares of restricted stock granted under the Israeli Appendix of InspireMD, Inc. 2013 Long-Term Incentive Plan held in trust, with respect to which the trustee has a proxy with the right to vote such shares at his discretion.

(5)	Consists of (i) 118 shares of common stock, (ii) 10,594 shares of restricted stock granted under the InspireMD, Inc. 2013 Long-Term Incentive Plan, and (iii) options to purchase 1,176 shares of common stock that are currently exercisable or exercisable within 60 days of August 12, 2021.

(6)	Paul Stuka is the principal and managing member of Osiris Investment Partners, L.P., and, as such, has beneficial ownership of (A) (i) 28 shares of common stock, (B) personally holding (i) options to purchase 1,775 shares of common stock that are currently exercisable or exercisable within 60 days of August 12, 2021, (ii) 16,016 shares of restricted stock granted under the InspireMD, Inc. 2013 Long-Term Incentive Plan, and (iv) 208 shares of common stock..

(7)

Consists of (i) 11,513 shares of common stock, (ii) 10,594 shares of restricted stock granted under the InspireMD, Inc. 2013 Long-Term Incentive Plan, (iii) 4,032 warrants to purchase shares of common stock that are currently exercisable and (iv) options to purchase 1,173 shares of common stock that are currently exercisable or exercisable within 60 days of August 12, 2021.

(8)	Consists of (i) 30,944 shares of common stock, (ii) 15,930 shares of restricted stock granted under the InspireMD, Inc. 2013 Long-Term Incentive Plan, and (iii) 22,880 warrants to purchase shares of common stock that are currently exercisable.

(9)	10,536 shares of restricted stock granted under the InspireMD, Inc. 2013 Long-Term Incentive Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Directors, officers and persons who own more than ten percent of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us, during the twelve months ended December 31, 2020, each of our directors, officers and greater than ten percent stockholders complied with all Section 16(a) filing requirements applicable to them.

PROPOSAL 1: ELECTION OF CLASS 1 DIRECTORS

The board of directors currently consists of seven members and is classified into three classes of equal size. The members of each class are elected in different years, so that only one-third of the board is elected in each year. As indicated below, we currently have two directors in Class 1 (with a term of office expiring this year), two directors in Class 2 (with a term of office expiring in 2022), and three directors in Class 3 (with a term of office expiring in 2023). This year, the board of directors has nominated Gary Roubin and Paul Stuka, for re-election as Class 1 directors.

Each of Dr. Roubin and Mr. Stuka has been nominated to serve for a term of office to expire at the Annual Meeting of Stockholders in 2024, to hold office until his successor has been duly elected and qualified. Stockholders will be unable to vote for more than two persons. Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Assuming the presence of a quorum, the two director nominees who receive the most votes cast in the election of directors will be elected as Class 1 directors. Should either of the director nominees become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the board of directors may nominate or designate. Each of the director nominees has expressed his intention to serve the entire term for which election is sought.

Directors and Nominees

The following table and text set forth the name, age and positions of the director nominees (who are Class 1 directors) and each additional director currently serving on our board of directors:

Name	Age	Director Class	Position	Term Expiration
Paul Stuka	66	Class 1	Chairman of the Board of Directors	2021 Annual Meeting
Gary Roubin	73	Class 1	Director	2021 Annual Meeting
Michael Berman	63	Class 2	Director	2022 Annual Meeting
Campbell Rogers, M.D.	60	Class 2	Director	2022 Annual Meeting
Marvin Slosman	57	Class 3	President, Chief Executive Officer and Director	2023 Annual Meeting
Thomas J. Kester	74	Class 3	Director	2023 Annual Meeting
Kathryn Arnold	49	Class 3	Director	2023 Annual Meeting

Biographies

Biographies of Class 1 Director Nominees Subject to Reelection at the Annual Meeting

Paul Stuka has served as a director since August 8, 2011 and has served as our chairman since June 2, 2017. Mr. Stuka has served as the managing member of Osiris Partners, LLC, an investment fund, since 2000. Prior to forming Osiris Partners, LLC, Mr. Stuka, with 35 years of experience in the investment industry, was a managing director of Longwood Partners, managing small cap institutional accounts. In 1995, Mr. Stuka joined State Street Research and Management as manager of its Market Neutral and Mid Cap Growth Funds. From 1986 to 1994, Mr. Stuka served as the general partner of Stuka Associates, where he managed a U.S.-based investment partnership. Mr. Stuka began his career in 1980 as an analyst at Fidelity Management and Research. As an analyst, Mr. Stuka followed a wide array of industries including healthcare, energy, transportation, and lodging and gaming. Early in his career he became the assistant portfolio manager for three Fidelity Funds, including the Select Healthcare Fund which was recognized as the top performing fund in the United States for the five-year period ending December 31, 1985. Mr. Stuka has been serving as a director of Caliber Imaging & Diagnostics, Inc. (formerly Lucid, Inc.) since June 2013. Mr. Stuka’s qualifications to serve on the board include his significant strategic and business insight from his years of experience investing in the healthcare industry.

Gary Roubin, M.D. has served as a director since October 13, 2020. Dr. Roubin cofounded Essential Medical Inc. in 2010, which has had success in bringing a large bore vascular closure device to world markets and was recently acquired by Teleflex Inc. From 2002 to 2003, Dr. Roubin served as Chief Medical Officer of the Medicines Company during the release of its Angiomax product. From 2003 to 2012, Dr. Roubin served as Department Chairman and Chief of Service of the Lenox Hill Hospital Cardiac and Vascular program in New York. From 1989 to 1997, he served as Chief of Interventional Cardiology at the University of Alabama at Birmingham, to which he joined in 1989 as Professor of Medicine and Radiology and Director of the Cardiac Catheterization Laboratories and Interventional Cardiology Section at the University Hospital. In 2001, Dr. Roubin played a pivotal role in the success of Mednova Inc., which was acquired by Abbott Vascular, resulting in the introduction and marketing in the U.S. of the top selling carotid embolic protection system (NAV6) and stent system (XACT). In 1987, he developed and placed the world’s first balloon expandable coronary stent. In 1984, Dr. Roubin joined Andreas Gruentzig at Emory University to continue his post-doctoral research. He is also acknowledged for the development of coronary stenting and the first FDA-approved coronary stent. Dr. Roubin received his M.D. from the University of Queensland medical school and his Ph.D. from Sydney University. Dr. Roubin is qualified to serve on the board given that he is an internationally renowned interventional cardiologist recognized for his pioneering work in carotid stenting and embolic and protection devices. He is also acknowledged for the development of coronary stenting and the first FDA-approved coronary stent.

Biographies of Class 2 and Class 3 Directors Whose Current Terms Extend Beyond the Annual Meeting

Kathryn Arnold has served as our director since May 10, 2021. Ms. Arnold is the Founder and CEO of SPRIG Consulting, a strategic marketing consulting firm with over a decade of success in the medical space. Prior to founding SPRIG, Ms. Arnold held sales and marketing management roles with Guidant Corporation (acquired by Abbott Laboratories and Boston Scientific) and Kensey Nash Corporation (acquired by Spectranetics Corporation / Royal Philips). Additionally, Ms. Arnold is an adjunct faculty member at the Kellogg School of Management at Northwestern University where she teaches a course specific to medical product commercialization and financing. Ms. Arnold received a Bachelor of Arts in environmental science from the University of Vermont and a master’s degree from the Kellogg School of Management at Northwestern University.

Michael Berman has served as our director since February 7, 2013. Mr. Berman is a medical device entrepreneur who has worked with high-potential development and early-stage commercial companies since [2014]. From 2005 to 2012, Mr. Berman was a co-founder and the chairman of BridgePoint Medical, Inc., which developed technology to treat coronary and peripheral vascular chronic total occlusions and which was sold to Boston Scientific. Mr. Berman was also a member of the board of Lutonix, Inc. from 2007 until 2011, when the company was sold to C.R. Bard, Inc. From 2011 to 2019, Mr. Berman served as a co-founder and director of Rebiotix Inc., a company developing an innovative treatment for C Diff colitis. Rebiotix was sold to Ferring Pharmaceuticals in 2018. From 2014 till 2018 Mr. Berman served as a director of Mazor Robotics, a company pioneering Spinal Robotic Surgery. Mr. Berman has served (i) since 2011 as an advisor to, and since 2012 as a director of, Cardiosonic, Inc., a company developing a system for hypertension reduction via renal denervation, (ii) since 2005 as a director of PharmaCentra, LLC, which creates customizable marketing programs that help pharmaceutical companies communicate with physicians and patients, (iii) since 2018 as a Director of STMedical, a medical device company that has developed a temporary stent for the treatment of chronic sinusitis, (iv) since 2019 as a director of CardiacSense Inc, a medical device company that has developed a smart watch vital sign monitor, (v) since 2017 as a Director of Owlytics Healthcare, (vi) since 2013 as a Director of ClearCut Inc., a medical device company that has developed an MRI system for tumor margin assessment, (vii) since 2013 as a director of PulmOne Ltd., a medical device company developing an innovative Pulmonary Function Testing system, (viii) since 2014 as a director of SoniVie, a medical device company, (ix) since 2014 as a venture partner at RiverVest Ventures and (x) since 2017 as a Director of Truleaf Medical. Mr. Berman brings to the board his extensive executive and entrepreneurial experiences in the field of medical devices and vascular intervention, which should assist in strengthening and advancing our strategic focus.

Thomas J. Kester has served as a director since September 6, 2016. Mr. Kester has been serving as the chief financial officer of Kester Search Group, Inc., a private executive search firm specializing in sales force placement for medical, dental and diagnostic device companies, since October 2014. From 2004 to 2010, Mr. Kester served as a director of Orthofix International, NV (NASDAQ: OFIX), a global medical device company. Mr. Kester’s experience includes 28 years at KPMG LLP, including 18 years as an audit partner, advising public and private companies in connection with annual audit and financings. Mr. Kester’s qualifications to serve on the board include his significant strategic and business insight from his years of experience auditing global companies and serving on the boards of several public and not-for-profit organizations. Mr. Kester received his B.S. in mechanical engineering from Cornell University and an M.B.A. from Harvard University.

Campbell Rogers, M.D. has served as a director since September 3, 2013. Dr. Rogers is the executive vice president and chief medical officer of HeartFlow, Inc., a cardiovascular diagnostics company, since March 2012. Prior to joining HeartFlow, Inc., he was the chief scientific officer and global head of research and development at Cordis Corporation (currently part of Cardinal Health, Inc.), Johnson & Johnson, where he was responsible for leading investments and research in cardiovascular devices. Prior to that, he was associate professor of medicine at Harvard Medical School and the Harvard-M.I.T. Division of Health Sciences and Technology and director of the cardiac catheterization and experimental cardiovascular interventional laboratories at Brigham and Women’s Hospital. He served as principal investigator for numerous interventional cardiology device, diagnostic, and pharmacology trials, is the author of numerous journal articles, chapters, and books in the area of coronary artery and other cardiovascular diseases and was the recipient of research grant awards from the National Institute of Health and the American Heart Association. He received his A.B. from Harvard College and his M.D. from Harvard Medical School. Dr. Rogers’ qualifications to serve on the board include his significant experience in cardiovascular devices, as well as his familiarity with the operations of medical device companies.

Marvin Slosman has served as our president, chief executive officer and director since January 1, 2020. Mr. Slosman has served as chief operating officer for MEDCURA Inc. from May 2019 to December 2019. From September 2017 to September 2019, Mr. Slosman served as a Business Consultant, overseeing international commercial strategy and market development, at Integra Life Sciences, a leading innovator in orthopedic extremity surgery, neurosurgery, and reconstructive and general surgery. From 2010 to 2014 Mr. Slosman served as President of Itamar Medical, Inc., a medical technology company focused on cardiovascular and sleep diagnostics. Mr. Slosman also served as chief executive officer of Ovalum Vascular Ltd. from 2008 to 2010. Mr. Slosman’s qualifications to serve on the board of directors of the Company include his significant experience in senior management positions of leading medical device companies

Mr. Slosman is a party to an agreement related to his service as president, chief executive officer and director described under “Executive Compensation – Agreements with Executive Officers.”

Family Relationships

There are no family relationships amongst our directors and executive officers.

Vote Required

The Class 1 directors will be elected by a plurality of the votes cast by the holders of our common stock voting in person or by proxy at the Annual Meeting. The two director nominees who receive the most votes cast in the election of directors will be elected as Class 1 directors.

Board Recommendation The board of directors recommends a vote FOR each of the Class 1 director nominees under the Director Election Proposal.

EXECUTIVE OFFICERS

In addition to Marvin Slosman, whose information is set forth above under the caption “Proposal 1: Election of Class 1 Director – Directors and Nominee” and “– Biographies,” below is certain information with respect to our other executive officers.

Name	Age	Position(s)
Craig Shore	60	Chief Financial Officer, Chief Administrative Officer, Secretary and Treasurer

Our officers hold office until the earlier of their death, resignation or removal by our board of directors or until their successors have been selected. They serve at the pleasure of our board of directors.

Craig Shore has served as our chief financial officer, secretary and treasurer since March 31, 2011 and as our chief administrative officer since May 3, 2013. In addition, from November 10, 2010 through March 31, 2011, Mr. Shore served as InspireMD Ltd.’s vice president of business development. Mr. Shore has over 30 years of experience in financial management in the United States, Europe and Israel for companies such as Pfizer Pharmaceuticals, Bristol Myers Squibb and General Electric. His experience includes raising capital both in the private and public markets. Mr. Shore graduated with honors and received a B.Sc. in Finance from Pennsylvania State University and an M.B.A. from George Washington University.

Mr. Shore is a party to an agreement related to his service as chief financial officer described under “Executive Compensation – Agreements with Executive Officers.”

EXECUTIVE COMPENSATION

Compensation Philosophy and Process

The responsibility for establishing, administering and interpreting our policies governing the compensation and benefits for our executive officers lies with our compensation committee and our board of directors. During the review of named executive officer compensation for 2020, the compensation committee did not retain the services of any compensation consultants.

The goals of our compensation policy are to ensure that executive compensation rewards management for helping us achieve our financial goals (increased sales, profitability, etc.) and meet our clinical trial milestones and aligns management’s overall goals and objectives with those of our stockholders. In 2020, we designed our executive compensation program to achieve the following objectives:

●	provide a competitive compensation package that enables us to attract and retain superior management personnel;

●	provide incentives that reward the achievement of performance goals that directly correlate to the enhancement of stockholder value and facilitate executive retention;

●	reward our officers fairly for their role in our achievements; and

●	align executives’ interests with those of stockholders through long-term incentives linked to specific performance.

We have determined that in order to best meet these objectives, our executive compensation program should balance fixed and bonus compensation, as well as cash and equity compensation. Historically, there has been no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation for our executive officers.

Summary Compensation Table

The table below sets forth the compensation earned by our named executive officers for the twelve-month period ended December 31, 2020 and 2019.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Restricted Stock Awards ($)(1)	Option Awards ($)(1)		All Other Compensation ($)		Total ($)
Marvin Slosman	2020	366,666	(2)	150,000	(3)	658,981	196,162	(7)	10,309	(4)	1,382,118
President and Chief Executive Officer

Craig Shore	2020	265,004	(2)(5)	138,692	(3)(5)	264,745	78,955		121,626	(6)	869,022
Chief Financial Officer, Secretary and Treasurer	2019	269,758	(5)	60,000	(5)	57,000	-		114,395	(6)	501,153

(1)	For awards of stock, the aggregate grant date fair value is computed in accordance with FASB ASC Topic 718. Fair value is based on the Black-Scholes option pricing model using the fair value of the underlying shares at the measurement date.

(2)	On April 21, 2020, Mr. Slosman and Mr. Shore each signed waivers in connection with the COVID-19 pandemic and certain cost-reduction measures, whereby Mr. Slosman’s monthly base salary was reduced from $33,333 to $16,666 and Mr. Shore’s monthly base salary was reduced from NIS 80,125 to NIS 40,063. On June 10, 2020, following the closing of our underwritten public offering in June 2020, each of Mr. Slosman’s and Mr. Shore’s monthly base salaries were reinstated to $33,333 and NIS 80,125, respectively, effective as of June 1, 2020.

(3)	Cash bonus awards for the 2020 calendar year were approved by the compensation committee in January 2021.

(4)	Mr. Slosman’s other compensation for 2020 consisted of benefits related to health insurance.

(5)	Compensation amounts received in non-U.S. currency have been converted into U.S. dollars using the average exchange rate for the applicable period, except for bonus amounts which have been converted into U.S. dollars using 3.215 NIS per dollar which was the exchange rate as of December 31, 2020. The average exchange rate for the twelve month period ended December 31, 2020 and 2019 were 3.437 NIS per dollar and 3.564 NIS per dollar, respectively.

(6)	Mr. Shore’s other compensation consisted solely of benefits in the twelve months ended December 31, 2020 and 2019. In each of the periods reported, Mr. Shore’s benefits included our contributions to his severance, pension, vocational studies and disability funds, an annual recreation payment, a company car or car allowance and cell phone, and a daily food allowance.

(7)	12,159 shares of common stock issuable upon the exercise of Restricted Stock Units outside our 2013 Long-Term Incentive Plan.

Agreements with Executive Officers

Marvin Slosman

On December 9, 2019, we entered into an Employment Agreement with Marvin Slosman, which was subsequently amended on December 31, 2019 (as amended, the “Slosman Employment Agreement”), pursuant to which Mr. Slosman was appointed as our new chief executive officer and president. In addition, effective July 1, 2021, Mr. Slosman’s annual base salary was increased to $420,000. Mr. Slosman’s term of employment commenced on January 1, 2020, and will remain in effect for three years (the “Initial Employment Term”), unless earlier terminated, after which time it will be automatically renewed for successive one-year terms. Mr. Slosman was also appointed as a Class 3 director, effective January 1, 2020, with a term that expired at our 2020 annual meeting of stockholders, at which Mr. Slosman was re-elected for an additional three-year term as a Class 3 director.

As consideration for his services as chief executive officer, Mr. Slosman is entitled to receive (i) an annual base salary of $420,000, less applicable payroll deductions and tax (“Base Salary”), which will be reviewed by the Board on an annual basis for increase; (ii) reimbursement of up to $50,000 for any reasonable and customary, documented out-of-pocket relocation expenses actually incurred by Mr. Slosman in 2019 or 2020 calendar years, in connection with his relocation to Europe; (iii) annual performance bonuses in an amount up to 50% percent of the Base Salary, as may be in effect from time to time, for each calendar year during his employment with us based on the extent to which performance criteria/financial results for the applicable year have been met; and (iv) equity awards as of the date of the Slosman Employment Agreement that represent, in the aggregate, 5% of the Company’s issued and outstanding common stock determined on a fully diluted basis as of the date of grant (the “Equity Awards”), with 75% of the Equity Awards being granted as restricted stock units and with the remaining 25% of the Equity Awards being granted as stock options, all of which Equity Awards shall be outside of the 2013 Long-Term Incentive Plan and subject to terms and conditions of the award agreements entered by Mr. Slosman. In addition, on or before December 31, 2020, Mr. Slosman shall become eligible to receive an additional grant of equity awards under the 2013 Long-Term Incentive Plan and the applicable award agreements up to 5% (including the Equity Awards) of the Company’s actual outstanding shares of Common Stock on the date of grant, provided that the actual amount of the grant shall be based on the achievement of certain performance/financial criteria as established by the Board after consultation with Mr. Slosman, in its reasonable discretion. For the purposes of the equity award calculation, “fully diluted basis” is defined as the sum of the total shares of common stock then outstanding, the shares of common stock issuable upon the conversion of our then outstanding shares of Series B Convertible Preferred Stock and Series C Convertible Preferred Stock and the shares of common stock issuable upon the exercise of our then outstanding pre-funded warrant. On January 2, 2020, pursuant to the Slosman Employment Agreement, we granted Mr. Slosman restricted stock units for 12,159 shares and a stock option to purchase 4,053 shares of common stock at $16.50 per share.

In the event Mr. Slosman voluntarily resigns without good reason, we may, in our sole discretion, shorten the notice period and determine the date of termination without any obligation to pay Mr. Slosman any additional compensation other than the accrued obligations and without triggering a termination of Mr. Slosman’s employment without cause. In the event the Slosman Employment Agreement expires, or we terminate Mr. Slosman’s employment for cause or Mr. Slosman voluntarily resigns without good reason, we shall have no further liability or obligation to Mr. Slosman under the Slosman Employment Agreement. Notwithstanding the foregoing, in the event that this the Slosman Employment Agreement expires as a result of our decision not to renew the Slosman Employment Agreement, we shall, subject to the execution and timely return by Mr. Slosman of a release of claims, pay Mr. Slosman cash payments totaling $100,000 in the aggregate, payable in equal installments on our regular pay dates that occur during the period commencing on 60th day following his employment termination date and ending on the last day of the Restricted Period (as defined below); provided, however, that if, at any time within the period commencing on the date that is 3 months prior to the expiration of the Initial Employment Term or the then current renewal term, as applicable, and ending on the date that is 3 months following the expiration of the Slosman Employment Agreement, we and a third party execute a definitive, written, and binding agreement (a “Sale Agreement”) to enter into certain transactions described therein that, if consummated, would constitute a change in control in us, then Mr. Slosman’s termination shall be deemed a termination by us without cause or for good reason, as of the date such Sale Agreement is executed, provided further that any amounts payable to Mr. Slosman pursuant to such termination shall be reduced by any amounts previously paid to him upon expiration of the Slosman Employment Agreement, termination by us for cause or voluntary resignation by Mr. Slosman without good reason.

If Mr. Slosman’s employment is terminated (i) by us without cause or (ii) by Mr. Slosman for good reason, then we must pay Mr. Slosman, (a) a severance pay in an amount equal to twelve months of his then-current base salary, (b) his entire performance bonus for any calendar year for which Mr. Slosman has already worked the entire year but the bonus has yet to be paid, (c) a pro-rated performance bonus in an amount equal to the target annual performance bonus to which Mr. Slosman may have been entitled for the year in which the termination occurs that he would have received had his employment not been terminated during such year. In addition, 50% of all unvested stock options, shares of restricted stock, restricted stock units, stock appreciation rights, or similar stock-based rights granted to Mr. Slosman shall vest and, if applicable, be immediately exercisable and any risk of forfeiture included in such restricted or other stock grants previously made to Mr. Slosman shall immediately lapse, and Mr. Slosman may exercise any outstanding stock options or stock appreciation rights until the earlier of (x) the last date on which such stock options or stock appreciation rights could have been exercised pursuant to the terms of the applicable award agreement, irrespective of Mr. Slosman’s termination of employment; and (y) the date that is two years following his employment termination date.

Craig Shore

We have been a party to an employment agreement with Craig Shore since November 28, 2010. On May 5, 2014, we entered into an amended and restated employment agreement with Mr. Shore, which was amended on January 5, 2015, July 25, 2016, March 25, 2019 and August 14, 2020. The employment agreement, as amended, has an initial term that ends on July 31, 2022, and which will automatically renew for additional one-year periods on August 1, 2022 and on each August 1 thereafter unless either party gives the other party written notice of its election not to extend such employment at least six months prior to the next January 1st renewal date. If a change in control occurs when less than two full years remain in the initial term or during any renewal term, the employment agreement will automatically be extended for two years from the change in control date and will terminate on the second anniversary of the change in control date.

Under the terms of the employment agreement, as amended by the fourth amendment to the amended and restated employment agreement, dated March 25, 2019, Mr. Shore is entitled to monthly base salary of NIS 86,000. Such amount may be reduced only as part of an overall cost reduction program that affects all of our senior executives and does not disproportionately affect Mr. Shore, so long as such reduction does not reduce the base salary to a rate that is less than 90% of the amount set forth above (or 90% of the amount to which it has been increased). The base salary will be reviewed annually by our chief executive officer for increase (but not decrease, except as permitted as part of an overall cost reduction program) as part of our annual compensation review. Mr. Shore is also eligible to receive an annual bonus in an amount equal to 60% of his then-annual salary upon the achievement of reasonable target objectives and performance goals, to be determined by the board of directors in consultation with Mr. Shore. Mr. Shore is eligible to receive the percentage of his annual bonus corresponding to the percentage of his achievement of such target objectives and performance goals. The annual bonus will be reviewed annually by our chief executive officer for increase in the amount of the percentage of his then-base salary (but not decrease), as well as the criteria and the goals, as part of our annual compensation review. In addition, Mr. Shore is eligible to receive such additional bonus or incentive compensation as the board may establish from time to time in its sole discretion. Mr. Shore will also be considered for grants of equity awards each year as part of the board’s annual compensation review, which will be made at the sole discretion of the board of directors. Each grant will, with respect to any awards that are options, have an exercise price equal to the fair market value of our common stock as of the date of grant, and will be subject to a three-year vesting period subject to Mr. Shore’s continued service with us, with one-third of each additional grant vesting equally on the first, second, and third anniversary of the date of grant for such awards.

If during the term of the employment agreement, Mr. Shore’s employment is terminated upon his death or disability, by us without cause (as such term is defined in Mr. Shore’s employment agreement), or upon his resignation for “good reason” (as such term is defined in Mr. Shore’s employment agreement), Mr. Shore will be entitled to receive, in addition to any amounts he is entitled to receive under the manager’s insurance policy: (i) any unpaid base salary and accrued unpaid vacation or earned incentive compensation and the pro rata amount of any bonus plan incentive compensation for the fiscal year of such termination (based on the number of business days he was actually employed by us during the fiscal year of such termination and based on the percentage of the goals that he actually achieved under the bonus plan) that he would have received had his employment not been terminated; (ii) a one-time lump sum severance payment equal to 100% of his base salary, provided that he executes a release relating to employment matters and the circumstances surrounding his termination in favor of us, our subsidiaries and our officers, directors and related parties and agents, in a form reasonably acceptable to us at the time of such termination; (iii) vesting of all unvested stock options, stock appreciation rights or similar stock-based rights granted to him and immediate lapse of any risk of forfeiture included in restricted or other stock grants previously made to Mr. Shore; (iv) an extension of the exercise period of all vested stock options granted to Mr. Shore until the earlier of (a) two years from the date of termination or (b) the latest date that each stock option would otherwise expire by its original terms; (v) to the fullest extent permitted by our then-current benefit plans, continuation of health, dental, vision and life insurance coverage for the lesser of 12 months after termination or until Mr. Shore obtains coverage from a new employer; and (vi) reimbursement of up to $30,000 for executive outplacement services, subject to certain restrictions. The severance payment described in (ii) of the foregoing sentence upon Mr. Shore’s death or disability will be reduced by any payments received by Mr. Shore pursuant to any of our employee welfare benefit plans providing for payments in the event of death or disability. If, during or after the term of his employment agreement, Mr. Shore’s employment is terminated by us for cause or by Mr. Shore voluntarily, Mr. Shore will only be entitled to unpaid amounts owed to him (e.g., base salary, accrued vacation and earned incentive compensation through the date of such termination) and whatever rights, if any, are available to him pursuant to our stock-based compensation plan or any award documents related to any stock-based compensation.

Mr. Shore may terminate his employment for good reason by delivering a notice of termination to us 30 days in advance of the date of termination; provided, however, that Mr. Shore agreed to not terminate his employment for good reason until he has given us at least 30 days’ notice from which to cure the circumstances set forth in the notice of termination constituting good reason, and if such circumstances are not cured by the 30th day, Mr. Shore’s employment shall terminate on such date.

Pursuant to terms contained in Mr. Shore’s stock option and restricted stock award agreements, in the event of a change of control of our company, the stock options and restricted stock granted to Mr. Shore that were unvested will vest immediately upon such change of control, in the case of stock options, if such stock options are not assumed or substituted by the surviving company.

If we terminate Mr. Shore’s employment without cause, Mr. Shore will be entitled, under Israeli law, to severance payments equal to his last month’s salary multiplied by the number of years Mr. Shore has been employed with us. In order to finance this obligation, we make monthly contributions equal to 8.33% of Mr. Shore’s salary to a severance payment fund. The total amount accumulated in Mr. Shore’s severance payment fund as of December 31, 2020 was $206,000, as adjusted for conversion from New Israeli Shekels to U.S. Dollars. However, if Mr. Shore’s employment is terminated without cause, on account of a disability or upon his death, as of December 31, 2020, Mr. Shore would have been entitled to receive $270,000 in severance under Israeli law, thereby requiring us to pay Mr. Shore $64,000, in addition to releasing the $206,000 in Mr. Shore’s severance payment fund. On the other hand, pursuant to his employment agreement, Mr. Shore is entitled to the total amount contributed to and accumulated in his severance payment fund in the event of the termination of his employment as a result of his voluntary resignation. In addition, Mr. Shore would be entitled to receive his full severance payment under Israeli law, including the total amount contributed to and accumulated in his severance payment fund, if he retires from our company at or after age 67.

We are entitled to terminate Mr. Shore’s employment immediately at any time for “cause” (as such term is defined in the agreement and the Israeli Severance Payment Act 1963), upon which, after meeting certain requirements under the applicable law and recent Israeli Labor court requirements, we believe we will have no further obligation to compensate Mr. Shore. The fourth amendment to the employment agreement amended certain terms related to termination of Mr. Shore’s employment without cause.

Also, upon termination of Mr. Shore’s employment for any reason, we will compensate him for all unused or previously uncompensated vacation days accrued.

The employment agreement also contains certain standard noncompetition, non-solicitation, confidentiality, and assignment of inventions requirements for Mr. Shore.

Mr. Shore is also entitled to participate in or receive benefits under our social insurance and benefits plans, including but not limited to our manager’s insurance policy and education fund, which are customary benefits provided to executive employees in Israel. A management insurance policy is a combination of severance savings (in accordance with Israeli law), defined contribution tax-qualified pension savings and disability pension payments. An education fund is a savings fund of pre-tax contributions to be used after a specified period of time for advanced educational training and other permitted purposes, as set forth in the by-laws of the education fund. We will make periodic contributions to these insurance and social benefits plans based on certain percentages of Mr. Shore’s base salary, including (i) 7.5% to the education fund and (ii) 15.83% to the manager’s insurance policy, of which 8.33% will be allocated to severance pay, 5.5% to pension fund payments and up to 2.5% to disability pension payments. Upon the termination of Mr. Shore’s employment for any reason other than for cause, Mr. Shore will be entitled to receive the total amount contributed to and accumulated in his manager insurance policy fund.

Outstanding Equity Awards at December 31, 2020

The following table shows information concerning unexercised options and unvested shares of restricted stock outstanding as of December 31, 2020 for each of our named executive officers.

Option Awards						Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of shares of stock that have not vested (#)		Market value of shares of stock that have not vested ($)
Marvin Slosman (1)	-	4,053	(2)	16.50	1/2/2030
						12,159	(3)	62,010
	-	26,118	(4)	5.85	8/31/2030
						78,352	(5)	399,598
Craig Shore	1	-		124,687.50	07/25/2026
						267	(6)	1,360
	-	15,086	(4)	5.85	8/31/2030
						45,256	(7)	230,804

(1)	Mr. Slosman was appointed as chief executive officer effective as of January 1, 2020.

(2)	These options vest annually, with one-third vesting on each of January 2, 2021, January 2, 2022 and January 2, 2023.

(3)	These RSU’s vest annually, with one-third vesting on each of January 2, 2021, January 2, 2022 and January 2, 2023.

(4)	These options vest annually, with one-third vesting on each of August 31, 2021, August 31, 2022 and August 31, 2023.

(5)	These RSU’s vest annually, with one-third vesting on each of August 31, 2021, August 31, 2022 and August 31, 2023.

(6)	These restricted shares vest annually, with one-half vesting on each of February 4, 2021 and February 4, 2022.

(7)	These Restricted Stock vest annually, with one-third vesting on each of August 31, 2021, August 31, 2022 and August 31, 2023.

Option Exercises and Stock Vested

There were no stock options exercised by our named executive officers during the twelve months ended December 31, 2020.

2013 Long-Term Incentive Plan

On December 16, 2013, our stockholders approved the InspireMD, Inc. 2013 Long-Term Incentive Plan, which was adopted by our board of directors on October 25, 2013.

The purpose of the InspireMD, Inc. 2013 Long-Term Incentive Plan is to provide an incentive to attract and retain employees, officers, consultants, directors, and service providers whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial success. The InspireMD, Inc. 2013 Long-Term Incentive Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem. The InspireMD, Inc. 2013 Long-Term Incentive Plan is administered by our compensation committee.

The InspireMD, Inc. 2013 Long-Term Incentive Plan is intended to serve as an “umbrella” plan for us and our subsidiaries worldwide. Therefore, if so required, appendices may be added to the InspireMD, Inc. 2013 Long-Term Incentive Plan in order to accommodate local regulations that do not correspond to the scope of the InspireMD, Inc. 2013 Long-Term Incentive Plan. Attached as Appendix A to the InspireMD, Inc. 2013 Long-Term Incentive Plan is the InspireMD, Inc. 2013 Employee Stock Incentive Plan, for the purpose of making grants of stock options, restricted stock, and other stock incentive awards pursuant to Sections 102 and 3(i) of the Israeli Income Tax Ordinance (New Version), 1961 to Israeli employees and officers and any other service providers or control holders of us who are subject to Israeli Income Tax.

When the InspireMD, Inc. 2013 Long-Term Incentive Plan was adopted, a total of 1 shares of common stock were reserved for awards under the InspireMD, Inc. 2013 Long-Term Incentive Plan.

On September 9, 2015, our stockholders approved an amendment to the InspireMD, Inc. 2013 Long-Term Incentive Plan to increase the number of shares of common stock available for issuance pursuant to awards under the InspireMD, Inc. 2013 Long-Term Incentive Plan by 1 shares of common stock, to a total of 2 shares of common stock.

On May 24, 2016, our stockholders approved the second amendment to the InspireMD, Inc. 2013 Long-Term Incentive Plan to increase the number of shares of common stock available for issuance pursuant to awards under the InspireMD, Inc. 2013 Long-Term Incentive Plan by 16 shares of common stock, to a total of 18 shares of common stock.

On September 28, 2016, our stockholders approved the third amendment to the InspireMD, Inc. 2013 Long-Term Incentive Plan to increase the number of shares of common stock available for issuance pursuant to awards under the InspireMD, Inc. 2013 Long-Term Incentive Plan by 10 shares of common stock, to a total of 28 shares of common stock.

On October 24, 2018, our stockholders approved the fourth amendment to the InspireMD, Inc. 2013 Long-Term Incentive Plan to (i) increase the number of shares of common stock available for issuance pursuant to awards under such InspireMD, Inc. 2013 Long-Term Incentive Plan by 11,867 shares, to a total of 11,895 shares of common stock, and (ii) remove the cap on the number of shares of common stock with respect to which stock options or stock appreciation rights may be granted to certain executive officers of the Company during any calendar year.

On March 21, 2019, our stockholders approved the fifth amendment to the InspireMD, Inc. 2013 Long-Term Incentive Plan to increase the total number of shares of common stock issuable under the InspireMD, Inc. 2013 Long-Term Incentive Plan by 33,334 shares to a total of 45,229 shares of common stock

On August 31, 2020, our stockholders approved the sixth amendment to the InspireMD, Inc. 2013 Long-Term Incentive Plan to increase the total number of shares of common stock issuable under the InspireMD, Inc. 2013 Long-Term Incentive Plan by 433,333 shares to a total of 478,562 shares of common stock.

On July 26, 2021, our board of directors approved an amendment to the InspireMD, Inc. 2013 Long-Term Incentive Plan to permit certain limited transfers of awards.

As of December 31, 2020, we had 153,797 shares of common stock available for future issuance under our 2013 Long-Term Incentive Plan.

As of June 30, 2021, we had 61,907 shares of common stock available for future issuance under our 2013 Long-Term Incentive Plan.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2020, with respect to our equity compensation plans under which our equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	77,978		565.35	153,797
Equity compensation plans not approved by security holders	13,708	(1)	755.40	-
Total	91,686		593.85	153,797

(1) Comprised of awards made to individuals outside the InspireMD, Inc. 2011 UMBRELLA Option Plan and 2013 Long Term Incentive Plan, as described below:

●	Options issued to former director: In November 2011, we issued options to purchase an aggregate of 3 shares of common stock to Dr. Barer, then chairman of our board of directors who resigned from the board of directors effective as of June 2, 2017. The exercise price of these options is $51,187,500 per share and the options may be exercised at any time prior to the tenth anniversary of the grant date, pursuant to the nonqualified stock option agreement, as amended on June 2, 2017.

●	On January 2, 2020, we granted to Mr. Marvin Slosman, our Chief Executive Officer, President and Director, 12,159 shares of restricted stock units and 4,053 options to purchase shares of common stock, as inducement awards outside the Company’s 2013 Long-Term Incentive Plan.

●	On October 6, 2020, we issued to Mr. Patrick Jamnik, our Vice President of Business Development and Strategic Initiatives, options to purchase 3,621 shares of our common stock, as inducement awards outside the Company’s 2013 Long-Term Incentive Plan.

●	On November 3, 2020, we issued to Mr. Andrea Tommasoli, our Senior Vice President of Global Sales and Marketing, options to purchase 6,035 shares of our common stock, as inducement awards outside the Company’s 2013 Long-Term Incentive Plan.

Change of Control Agreements

We do not currently have any plans providing for the payment of retirement benefits to our officers or directors, other than as described under “Agreements with Executive Officers” above.

We do not currently have any change-of-control or severance agreements with any of our executive officers or directors, other than as described under “Agreements with Executive Officers” above. In the event of the termination of employment of the named executive officers, any and all unexercised stock options shall expire and no longer be exercisable after a specified time following the date of the termination, other than as described under “Agreements with Executive Officers” above.

DIRECTOR COMPENSATION

The following table shows information concerning our directors during the twelve months ended December 31, 2020.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Paul Stuka	47,250	93,191	27,792	-	168,233
Michael Berman	29,750	61,633	18,381	-	109,764
Campbell Rogers, M.D.	21,875	61,633	18,381	-	101,889
Thomas Kester	35,875	61,633	18,381	-	115,889
Gary Roubin, M.D.	5,503	78,854	23,516	-	107,873
Kathryn Arnold (1)	-	-	-	-	-

(1) Ms. Arnold was appointed to our board on May 10, 2021, and therefore did not receive compensation as a director during the twelve months ended December 31, 2020.

For the 2020 calendar year, our board approved the following compensation for our independent directors: (i) a $40,000 stipend, payable quarterly to the chairman of the board; (ii) a $25,000 stipend, payable quarterly to the other directors; (iii) annual committee chair compensation of $12,000 for the chairman of the audit committee, $8,000 for the chairman of the compensation committee and $5,000 for the chairmen of the nominating and corporate governance committee and the research and development committee; and (iv) annual committee membership compensation of $4,000 for members of the audit committee and the compensation committee and $2,000 for members of the nominating and corporate governance committee and the research and development committee for members of the nominating and corporate governance committee and the research and development committee. Notwithstanding the foregoing, effective April 1, 2020, the Board approved a 50% decrease in the annual cash compensation for non-employee directors from an aggregate amount of $154,000 to $77,000, and on July 1, 2020, the Board reinstated the original annual cash compensation for non-employee directors.

Directors’ and Officers’ Liability Insurance

We currently have directors’ and officers’ liability insurance insuring our directors and officers against liability for acts or omissions in their capacities as directors or officers, subject to certain exclusions. Such insurance also insures us against losses which we may incur in indemnifying our officers and directors. In addition, we have entered into indemnification agreements with key officers and directors and such persons shall also have indemnification rights under applicable laws, and our certificate of incorporation and bylaws.

PROPOSAL 2: APPROVAL OF 2021 EQUITY INCENTIVE PLAN

On August 9, 2021, the Compensation Committee of the Board and the Board adopted the 2021 Equity Compensation Plan (the “2021 Plan”) and unanimously recommend that the stockholders of the Company approve the 2021 Plan.

As discussed further in “Executive Compensation— Compensation Philosophy and Process” above, the Board believes that our ability to offer our key employees and non-employee directors long-term, equity-based compensation will help enable us to attract, motivate and retain experienced and highly qualified employees and directors who will contribute to our financial success. It is the judgment of the Board that approval of the 2021 Plan is in the best interests of the Company and its stockholders.

The following is a brief description of the 2021 Plan. The full text of the 2021 Plan is attached as Appendix A to this Proxy Statement, and the following description is qualified in its entirety by reference to this Appendix.

The 2021 Plan permits the issuance of equity-based awards, including nonqualified stock options, restricted stock and restricted stock units (“RSUs”), stock options, restricted stock and RSUs that qualify under Section 102 of the Israeli Tax Ordinance (New Version) 1961 (the “ITO”), and stock options, restricted stock and RSUs that qualify under Section 3(i) of the ITO (collectively, the “Awards”).

The 2021 Plan is administered by the Board, or a committee composed of two or more members of the Board or two or more other persons (the “Committee”) and is authorized to grant Awards to acquire shares of Common Stock, shares of restricted stock and RSUs.

Purpose and Eligible Individuals. The purpose of the 2021 Plan is to retain the services of valued key employees, members of the Board and consultants of the Company and such other persons as the Committee determines and to encourage such persons to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of the stockholders of the Company, to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the Committee. Under the 2021 Plan, Awards may be granted to our officers, directors, employees and consultants or the officers, directors, employees and consultants of our subsidiary. Because the grant of Awards under the 2021 Plan will be within the discretion of the Committee, it is not possible to determine the Awards that will be made to executive officers or directors under the 2021 Plan.

Shares Subject to the 2021 Plan. The total number of Awards to acquire shares of Common Stock, shares of restricted stock and RSUs may not exceed 15% of the number of shares of common stock issued and outstanding immediately prior to the grant of such Awards on a Fully Diluted Basis. For purposes of the 2021 Plan, the term “Fully Diluted Basis” means all issued and outstanding share capital (where options shall be deemed outstanding share capital until exercised) and all rights to acquire share capital including, without limitation, all securities convertible or exercisable into shares of Common Stock being deemed so converted and exercised, the conversion of any convertible stockholder loans into share capital, with all outstanding warrants, options or any other right granted by the Company to receive shares of the Company’s share capital being deemed exercised in full. To the extent that an Award lapses or is forfeited, the shares subject to such Award will again become available for grant under the terms of the 2021 Plan.

Administration. Although the Board has the authority to administer the 2021 Plan, it has the right to delegate, and has in fact delegated, this authority to the Committee, which administers all of the Company’s equity-based compensation plans. Each member of the Committee will be a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Subject to the terms of the 2021 Plan, the Committee’s authority includes the authority to: (1) select or approve Award recipients; (2) determine the terms and conditions of Awards, including the price to be paid by a participant for any Common Stock; and (3) interpret the 2021 Plan and prescribe rules and regulations for its administration.

Stock Options. The Committee may grant nonqualified stock options or options under Section 102 or 3(i) of the ITO (collectively, the “Options”). The Committee determines the number of shares of Common Stock subject to each Option. The Committee determines the exercise price of an Option, its duration and the manner and time of exercise. However, in no event shall an Option be exercisable more than ten years following the grant date thereof. The Committee, in its discretion, may provide the vesting terms of any Option, provided that if no schedule is specified at the time of grant, the Option shall vest as follows: one third of the Option shall vest and become exercisable on each one year anniversary of the date of grant. The vesting of one or more outstanding Options may be accelerated by the Committee at such times and in such amounts as it shall determine in its sole discretion. Options may be exercisable for ninety days following the termination of employment or other service relationship, unless the Committee specifies otherwise or in the event of a termination for “cause” or the expiration date of the Option.

The exercise price of an Option may be paid in cash or by certified or cashier’s check, in shares of Common Stock owned by the participant or by the Corporation withholding shares of Common Stock otherwise deliverable pursuant to exercise of the Option, or by means of a “cashless exercise” procedure in which a broker transmits to us the exercise price in cash, either as a margin loan or against the participant’s notice of exercise and confirmation by us that we will issue and deliver to the broker stock certificates for that number of shares of Common Stock having an aggregate fair market value equal to the exercise price.

Options granted under the 2021 Plan and the rights and privileges conferred by the 2021 Plan generally may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution, unless otherwise approved by the Committee.

Stock Grants. The Committee may issue shares of Common Stock to participants with restrictions, as determined by it in its discretion, as well as RSUs, which are contractual commitments to deliver shares of Common Stock pursuant to a vesting schedule. Restrictions may include conditions that require the participant to forfeit the shares (or the right to receive shares) in the event that the holder ceases to provide services to us. The recipient of a stock grant, including a stock grant subject to restrictions, unless otherwise provided for in a restricted stock agreement, has the rights of a stockholder of ours to vote and to receive payment of dividends on our Common Stock. Holders of restricted stock units and Options do not enjoy voting and dividend rights until the Award is settled in actual shares of Common Stock or the option is exercised, as the case may be.

Effect of Certain Corporate Transactions. If a recapitalization or similar transaction occurs that does not alter the existing proportionate ownership of the Common Stock, appropriate adjustments shall be made in the exercise price and number of outstanding Options and in the terms of restricted stock and RSUs. In the case of a merger, acquisitive transaction, reorganization, liquidation or other transaction (a “Major Transaction”) that does alter such proportionate ownership, vested Options generally may be exercised before such transaction and persons owning Common Stock as a result of Awards made under the 2021 Plan will participate on the same basis as other owners of Common Stock. Alternatively, the Board may determine in the case of a Major Transaction that Options, restricted stock and RSUs will continue in effect on a basis similar to that in effect prior to such Major Transaction, including with respect to vesting, except that such rights shall apply with respect to the surviving entity. The Board may, in its discretion, accelerate vesting in whole or in part in connection with a Major Transaction.

Performance Goals. If the Committee desires to tie an Award to performance goals, the performance goals selected by the Committee will be based on the achievement of specified levels of a combination of factors, such as the following business criteria: return on equity, return on assets, share price, market share, sales, earnings per share, costs, net earnings, net worth, inventories, cash and cash equivalents, gross margin or the Company’s performance relative to its internal business plan. Performance objectives may be in respect of the performance of the Company as a whole (whether on a consolidated or unconsolidated basis), a related corporation, or a subdivision, operating unit, product or product line of either of the foregoing. Performance objectives may be absolute or relative and may be expressed in terms of a progression or a range. An Award that is exercisable (in full or in part) upon the achievement of one or more performance objectives may be exercised only following written notice to the participant and the Company by the Committee that the performance objective has been achieved. After the close of the applicable performance period, which may consist of more than one year, and generally before the close of the next year’s first quarter, the Committee will determine the extent to which the performance goals were satisfied and make a final determination with respect to an Award.

Further Amendments to the 2021 Plan. The Board or the Committee may, at any time, modify, amend or terminate the 2021 Plan or modify or amend Awards granted under the 2021 Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with applicable laws. However, the Board or the Committee may not, without approval of the Company’s stockholders make changes in the 2021 Plan that require stockholder approval under applicable law (including any rules of any applicable stock exchange or stock quotation system of which the Company’s shares of Common Stock are is traded). Except as otherwise provided in the 2021 Plan or an award agreement, no amendment will adversely affect outstanding Awards without the consent of the participant. Any termination of the 2021 Plan will not terminate Awards then outstanding, without the consent of the participant.

Term of the 2021 Plan. Unless sooner terminated by the Board, the 2021 Plan will terminate on the day prior to the tenth (10th) anniversary of its adoption by the Board. No Award may be granted after such termination or during any suspension of the 2021 Plan.

U.S. Tax Treatment. The following description of the federal income tax consequences of Awards is general and does not purport to be complete.

Non-Qualified Stock Options

A participant realizes no taxable income when a nonqualified stock option is granted. Instead, the difference between the fair market value of the shares acquired pursuant to the exercise of the Option and the exercise price paid is taxed as ordinary compensation income when the Option is exercised. The difference is measured and taxed as of the date of exercise, if the shares are not subject to a “substantial risk of forfeiture,” or as of the date or dates on which the risk terminates in other cases. A participant may elect (as described under Stock Awards below) to be taxed on the difference between the exercise price and the fair market value of the shares on the date of exercise, even though some or all of the shares acquired are subject to a substantial risk of forfeiture. Once ordinary compensation income is recognized, gain on the subsequent sale of the shares is taxed as short-term or long-term capital gain, depending on the holding period after exercise. The Company receives no tax deduction on the grant of a nonqualified stock option, but it is entitled to a tax deduction when a participant recognizes ordinary compensation income on or after exercise of the Option, in the same amount as the income recognized by the participant.

Stock Awards

A person who receives an award of shares without any restrictions will recognize ordinary compensation income equal to the fair market value of the shares over the amount (if any) paid. If the shares are subject to restrictions, the recipient generally will not recognize ordinary compensation income at the time the award is received but will recognize ordinary compensation income when restrictions constituting a substantial risk of forfeiture lapse. The amount of that income will be equal to the excess of the aggregate fair market value, as of the date the restrictions lapse, over the amount (if any) paid for the shares. Alternatively, a person may elect to be taxed, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), on the excess of the fair market value of the shares at the time of grant over the amount (if any) paid for the shares, notwithstanding any restrictions. All such taxable amounts are deductible by the Company at the time and in the amount of the ordinary compensation income recognized by the recipient.

Restricted Stock Units

A person who receives RSUs generally will not recognize ordinary compensation income at the time of grant. Rather, the recipient will generally recognize ordinary compensation income equal to the fair market value of the shares or cash received less the price paid, if any, at the time the RSUs settles generally shortly after vesting. When any shares received are subsequently sold, the recipient generally will recognize capital gain or loss equal to the difference between the amount realized upon the sale of the shares and his or her tax basis in the shares (generally, the fair market value of the shares when acquired plus any amount paid). The capital gain or loss will be long-term if the shares were held for more than one (1) year or short-term if held for a shorter period. The Company will be entitled to a tax deduction when the recipient recognizes ordinary compensation income.

Dividends

The full amount of dividends or other distributions of property made with respect to share Awards before the lapse of any applicable restrictions will constitute ordinary compensation income, and the Company is entitled to a deduction at the same time and in the same amount as the income is realized by the recipient (unless an election under Section 83(b) of the Code has been made). Cash dividends are generally not available with respect to Options and RSUs until exercised or settled, respectively.

Section 162(m) of the Code

After the enactment of the Tax Cuts and Jobs Act of 2017, Section 162(m) of the Code generally disallows a federal income tax deduction to public companies for compensation in excess of $1,000,000 paid in any year to the principal executive officer, the principal financial officer and the three other most highly compensated executive officers. As a result, compensation with respect to new awards under the plan may be non-deductible if total compensation for an affected individual exceeds $1,000,000.

Israeli Tax Treatment. The following is a summary of the Israeli income tax consequences of certain transactions under the 2021 Plan with regard to the granting of Awards to Israeli participants. It is general and does not purport to be comprehensive.

Generally, the 2021 Plan provides for the granting of Awards to employees, directors and consultants under either Section 102 or Section 3(i) of the ITO. The Awards granted under the 2021 Plan to employees and office holders, who are not controlling shareholders (as defined in the ITO) are subject to the “capital gains tax route” under Section 102 of the ITO, or the Capital Gains Tax Route, and the Awards granted to participants in the 2021 Plan who do not qualify to receive Awards under the Capital Gains Tax Route, including consultants, service providers and controlling shareholders, are subject to Section 3(i) of the ITO.

The Capital Gains Tax Route generally provides for a reduced tax rate of 25% on gains realized upon the sale of the Award’s underlying shares, subject to the fulfillment of certain procedures and conditions including the deposit of such Awards (or shares issued upon their exercise or shares in case that a restricted stock was granted) for a requisite period of time with a trustee approved by the Israeli Tax Authority (currently, 24 months from the date of grant). Notwithstanding the above, in any event where the exercise price of the underlying shares subject to the Awards is less than the fair market value of the underlying shares at the time of grant of the Awards (calculated as the average value of a company’s shares on the 30 trading days preceding the date of grant), such amount will be deemed ordinary income of the Award holder, taxed at the applicable marginal tax rate (up to 50% in 2019) together with health insurance and social security insurance payments, on the date of sale of the underlying shares and/or the date of the release of such underlying shares from trust. In the event the requirements of Section 102 of the ITO for the allocation of Awards according to the Capital Gains Tax Route are not met, the benefit attributed to the Award holder as a result of the grant of such Awards will be taxed as ordinary work income at applicable marginal income tax rates (together with health insurance and social security insurance payments). For as long as the restricted stock or the shares issued upon exercise of Awards are registered in the name of the trustee, the voting rights with respect to such shares will remain with the trustee. Under the Capital Gains Tax Route, a company, or its Israeli subsidiary, as the case may be, is generally not entitled to recognize a deduction for Israeli tax purposes on the gain recognized by the Award holder upon sale of the shares underlying the Awards (except for such amount that will be deemed ordinary income of the Award holder as explained above). The Israeli subsidiary of the Company will be required to withhold applicable tax (and social security and national health insurance charges, if applicable) at source on behalf of the Award holder and may be required to pay social security and national health insurance charges.

Generally, with respect to a holder of an Award under Section 3(i) of the ITO that is not registered for trade, the taxable event shall take place on the date of exercise of the Award into shares, and the income will be classified as regular employment or work income subject to marginal tax rates (if the participant is an individual) or corporate tax rates (if the participant is a corporation).

Equity Compensation Plan Information

In addition to the 2021 Plan, we also maintain the 2013 Long-Term Incentive Plan which was approved by our stockholders on December 16, 2013 and which was adopted by our board of directors on October 25, 2013. We previously also maintained our 2011 UMBRELLA Option Plan which has since expired.

The purpose of the InspireMD, Inc. 2013 Long-Term Incentive Plan is to provide an incentive to attract and retain employees, officers, consultants, directors, and service providers whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial success. The InspireMD, Inc. 2013 Long-Term Incentive Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem. The InspireMD, Inc. 2013 Long-Term Incentive Plan is administered by our compensation committee.

As of June 30, 2021, we had 61,907 shares of common stock available for future issuance under our 2013 Long-Term Incentive Plan.

Vote Required

The Incentive Plan Proposal (Proposal 2) must be approved by a majority of the votes cast on such proposal. The affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting entitled to vote on such proposal is required for the approval of the Incentive Plan Proposal (Proposal 2).

Board Recommendation: The board of directors recommends a vote FOR the approval of the Incentive Plan Proposal.

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and related rules of the SEC, we are including a separate proposal subject to stockholder vote to approve, on a non-binding, advisory basis, the compensation of those of our executive officers listed in the Summary Compensation Table appearing elsewhere in this proxy statement, or our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K. To learn more about our executive compensation, see “Executive Compensation” elsewhere in this proxy statement.

The vote on this proposal is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. To the extent there is any significant vote against our named executive officer compensation as disclosed in this proxy statement, the compensation committee of our Board, or the Compensation Committee, will evaluate whether any actions are necessary to address the concerns of stockholders.

Based on the above, we request that you indicate your support for our executive compensation philosophy and practices, by voting in favor of the following resolution:

“RESOLVED, that the Company’s stockholders approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in this proxy statement, including the “Compensation Discussion and Analysis” section, the compensation tables and the other narrative compensation disclosures.”

Vote Required

The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting entitled to vote on such proposal that vote for or against such proposal is required to approve the advisory vote on executive compensation. This is a non-binding advisory vote. The opportunity to vote on this Proposal No. 3 is required pursuant to Section 14A of the Exchange Act. However, as an advisory vote, the vote on Proposal No. 3 is not binding upon us and serves only as a recommendation to our Board. Nonetheless, the Compensation Committee, which is responsible for designing and administering our executive compensation program, and the Board value the opinions expressed by stockholders, and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Board Recommendation:

The Board of Directors recommends voting FOR the Advisory Vote on Executive Compensation.

PROPOSAL 4: RATIFICATION OF RE-APPOINTMENT OF KESSELMAN & KESSELMAN, CERTIFIED PUBLIC ACCOUNTANTS, A MEMBER OF PRICEWATERHOUSECOOPERS INTERNATIONAL LIMITED, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our board of directors has re-appointed Kesselman & Kesselman, Certified Public Accountants, a member of PricewaterhouseCoopers International Limited (“Kesselman”), a member of PricewaterhouseCoopers International Limited, as the independent registered public accounting firm for the year ending December 31, 2021, subject to stockholder ratification pursuant to the Auditor Reappointment Proposal (Proposal 4) at the Annual Meeting.

Kesselman served as our independent registered public accounting firm for the years ended December 31, 2020, 2019 and 2018. Representatives of Kesselman will not be present at the Annual Meeting, will not have the opportunity to make a statement if they so desire and will not be available to respond to appropriate questions.

The fees billed for professional services provided to us by Kesselman for the years ended December 31, 2020 and 2019 are described below.

Audit Fees

Kesselman billed us audit fees in aggregate amounts of $160,000 for each of the years ended December 31, 2020 and 2019. These fees relate to the audit of our annual financial statements and the review of our interim quarterly financial statements.

Audit-Related Fees

Kesselman billed us audit-related fees in aggregate amounts of $53,900 and $60,000 for the years ended December 31, 2020 and 2019, respectively. The fees for the year ended December 31, 2020 mostly related to our prospectus supplements filed with the SEC in July 2020 and to our registration statement on Form S-1 filed with the SEC in June 2020.

The fees for the year ended December 31, 2019 mostly related to our prospectus supplements filed with the SEC in April 2019 and to our registration statement on Form S-1 filed with the SEC in August and September of 2019.

Tax Fees

Kesselman billed us tax fees in aggregate amounts of $39,209 and $38,675 for the years ended December 31, 2020 and 2019, respectively. These fees relate to professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees

Kesselman did not bill us for any other fees for the years ended December 31, 2020 and 2019.

Pre-Approval of Independent Registered Public Accounting Firm Fees and Services Policy

Our audit committee pre-approves all auditing services, internal control-related services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor, except for de minimis non-audit services that are approved by the audit committee prior to the completion of the audit. The audit committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals is presented to the full audit committee at its next scheduled meeting. The Audit Committee pre-approved all of the fees set forth above.

Approval of Independent Registered Public Accounting Firm Services and Fees

The board of directors requests that stockholders ratify the re-appointment of Kesselman as the independent registered public accounting firm to conduct the audit of our financial statements for the year ending December 31, 2021. In the event that the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to continue to retain that firm. Even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the audit committee determines that such a change could be in the best interest of our stockholders.

Vote Required

The affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that vote for or against such proposal is required to adopt the proposal to ratify the re-appointment of Kesselman as our independent registered public accounting firm for the year ending December 31, 2021.

Board Recommendation

The board of directors recommends a vote FOR the ratification of the re-appointment of Kesselman & Kesselman, Certified Public Accountants, a member of PricewaterhouseCoopers International Limited, pursuant to the Auditor Reappointment Proposal at the Meeting.

OTHER BUSINESS

The board of directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to rules of the SEC, a stockholder who intends to present a proposal at our next annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal to us in writing to the attention of the Secretary at InspireMD, Inc., 4 Menorat Hamaor St., Tel Aviv, Israel 6744832. The proposal must be received no later than March 21, 2021, after which date such stockholder proposal will be considered untimely. In the event that the date of the 2021 annual meeting has been changed more than 30 days from the one year anniversary of the date of the 2021 annual meeting, then the deadline for receipt of a proposal by a stockholder is within a reasonable time before we begin to print and send our proxy materials, in order to be eligible for inclusion in our proxy statement relating to that 2021 meeting. Stockholders wishing to submit nominations of persons for election to the board of directors or proposals of business to be presented directly at the annual meeting instead of for inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our amended and restated bylaws. To be timely in connection with our next annual meeting, such a stockholder nomination or proposal must be received by our Secretary at our principal executive offices between May 3, 2022 and June 2, 2022.

A copy of InspireMD, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to InspireMD, Inc., 4 Menorat Hamaor St., Tel Aviv, Israel 6744832.

Annex A

InspireMD Inc. 2021 Equity Incentive Plan

InspireMD, Inc.

2021 Equity compensation PLAN

This 2021 Equity Compensation Plan (the “Plan”) provides for the grant of Restricted Stock, Restricted Stock Units and Options to acquire shares of common stock in the capital of InspireMD, Inc. (“Common Stock”) a corporation formed under the laws of the State of Delaware (the “Corporation”). Awards granted under this Plan will include:

(a)	stock options (“Options”), Restricted Stock and Restricted Stock Units, that qualify under Section 102 of the Israeli Tax Ordinance (New Version) 1961, as amended and the rules and regulations promulgated thereunder (the “Ordinance”), which will be referred to in this Plan as “102 Awards”;

(c)	Options to individuals subject to United States tax, which will be referred to in this Plan as “Non-Qualified Options”;

(d)	Awards in the form of shares of Common Stock, with or without restrictions (with restrictions, “Restricted Stock”) and in the form of a right to receive shares of Common Stock (or their then Fair Market Value) at a specified future time (“Restricted Stock Units”), both of which will be referred to as “Non-Qualified Awards”; and

(d)	Options, Restricted Stock and Restricted Stock Units under Section 3(i) of the Ordinance to consultants and Controlling Shareholders that are excluded from the term “Israeli Employee” as defined in Section 3.1 herein, which will be referred to in this Plan as “3(i) Awards”.

Options, 102 Awards, Non-Qualified Awards and Section 3(i) Awards, granted under this Plan are collectively referred to as “Awards”.

1. PURPOSE

1.1 The purpose of this Plan is to retain the services of valued key employees, directors and consultants of the Corporation and such other persons as the Plan Administrator (as hereinafter defined) shall select in accordance with Section 4 below, and to encourage such persons to acquire a greater proprietary interest in the Corporation, thereby strengthening their incentive to achieve the objectives of the shareholders of the Corporation, and to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the Plan Administrator.

1.2 This Plan shall at all times be subject to all legal requirements relating to the administration Awards, if any, under applicable corporate laws, applicable United States federal and state securities laws, the Code, applicable Israeli tax laws, Israeli securities laws, Israeli corporate laws, Israeli foreign exchange control laws the rules of any applicable stock exchange or stock quotation system, and the rules of any other foreign jurisdiction applicable to Awards granted to residents therein (collectively, the “Applicable Laws”).

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1.3 This Plan is intended serve as an “umbrella” plan for the Company and its Related Corporations worldwide. Therefore, if so required, appendices may be added to the Plan for the various international subsidiaries in order to accommodate local regulations that do not correspond to the scope of the Plan, at the discretion of the Board or the Committee (as hereinafter defined). Any such appendices that the Company approves for purposes of using this Plan for an international subsidiary will not affect the terms of this Plan for any other country.

2. ADMINISTRATION

2.1 This Plan shall be administered initially by the board of directors of the Corporation (the “Board”), except that the Board may, in its discretion, establish a committee composed of two (2) or more members of the Board or two (2) or more other persons to administer the Plan, which committee (the “Committee”) may be an executive, compensation or other committee, including a separate committee especially created for this purpose. The Board or, if applicable, the Committee is referred to herein as the “Plan Administrator”.

2.2 If and so long as the shares of Common Stock are registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Corporation wishes to grant Awards, then the Board shall consider in selecting the Plan Administrator and the membership of any Committee, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding “Non-Employee Directors” as contemplated by Rule 16b-3 under the Exchange Act.

2.3 The Committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of the Plan or of any Option). The members of any such Committee shall serve at the pleasure of the Board. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting.

2.4 Subject to the provisions of this Plan and any Applicable Laws, and with a view to accomplishing the purpose of the Plan, the Plan Administrator shall have sole authority, in its absolute discretion, to:

(a)	construe and interpret the terms of the Plan and any Award granted pursuant to this Plan;

(b)	define the terms used in the Plan;

(c)	prescribe, amend and rescind the rules and regulations relating to this Plan;

(d)	correct any defect, supply any omission or reconcile any inconsistency in this Plan;

(e)	grant Awards under this Plan, except where additional corporate approvals are required by Applicable Law;

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(f)	determine the individuals to whom Awards shall be granted under this Plan and whether the Award is granted as a Non-Qualified Option, a 102 Award, a Non-Qualified Awards, or Section 3(i) Award;

(g)	make an election under Section 102(b)(1) or (2) of the Ordinance;

(h)	determine the time or times at which Awards shall be granted under this Plan;

(i)	determine the number of shares of Common Stock subject to each Award, the exercise price of each Award, the duration of each Award and the times at which each Award shall become vested and exercisable;

(j)	determine all other terms and conditions of the Awards; and

(k)	make all other determinations and interpretations necessary and advisable for the administration of the Plan.

2.5 All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

3. Definitions.

3.1 In this Plan:

(a)	“Affiliate” means any “employing company” within the meaning of Section 102(a) of the Ordinance.

(b)	“Controlling Shareholder” shall have the meaning ascribed to it in Section 32(9) of the Ordinance.”

(c)	“Fair Market Value” except as may be otherwise explicitly provided in the Plan or in any Agreement, the Fair Market Value of a share of Common Stock at any particular date shall be determined according to the following rules:

(i)	If the Common Stock is not at the time listed or admitted to trading on any national securities exchange or the National Association of Securities Dealers, Inc. Automatic Quotation System (“Nasdaq”), then Fair Market Value shall be determined in good faith by the Board, which may take into consideration (1) the price paid for the Common Stock in the most recent trade of a substantial number of shares known to the Board to have occurred at arm’s length between willing and knowledgeable investors, (2) an appraisal by an independent party or (3) any other method of valuation undertaken in good faith by the Board, or some or all of the above as the Board shall in its discretion elect; or

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(ii)	If Common Stock is at the time listed or admitted to trading on any national securities exchange or Nasdaq, then Fair Market Value shall mean the Closing Price for the Common Stock on such date. The “Closing Price” on any date shall mean the last sale price for the Common Stock, regular way, or, in case no such sale takes place on that day, the average of the closing bid and asked prices, regular way, for the Common Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the national securities exchange or Nasdaq.

(iii)	Solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the Date of Grant the Corporation’s shares are listed on any established stock exchange or a national market system or if the Corporation’s shares will be registered for trading within ninety (90) days following the Date of Grant of the CGAs (as defined herein), the Fair Market Value of the Common Stock at the Date of Grant shall be determined in accordance with the average value of the Corporation’s Common Stock on the thirty (30) trading days preceding the Date of Grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.

(c)	“Israeli Employee” means a person who is employed by the Corporation or its Affiliates in Israel, including an individual who is serving as a director or an office holder, but excluding a Controlling Shareholder.

(d)	“Related Corporation” means any entity that is subsidiary of the Corporation of which the Corporation owns, directly or indirectly through an unbroken chain of ownership, fifty percent or more of the total combined voting power of all classes of stock or other form of equity ownership, as determined by the Committee.

4. eligibility.

4.1 Non-Qualified Options may only be granted to any individual who, at the time the Non-Qualified Option is granted, is an employee or other service provider of the Corporation or any subsidiary of the Corporation of which the Corporations owns, directly or indirectly through an unbroken chain of ownership, 50% or more of the total combined voting power of all classes of stock or other form of equity or ownership.

4.2 Non-Qualified Awards, may be granted to Employees, and to such other persons who are not Employees as the Plan Administrator shall select, subject to any Applicable Laws.

4.3 102 Awards may be granted to Israeli Employees in accordance with Section 5 herein.

4.4 Section 3(i) Awards may be granted to consultants and Controlling Shareholders that do not qualify as Israeli Employees.

4.5 Awards may be granted in substitution for outstanding Awards of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other corporation and the Corporation or any subsidiary of the Corporation. Awards also may be granted in exchange for outstanding Awards.

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4.6 Any person to whom an Award is granted under this Plan is referred to as a “Participant”.

5. DESIGNATION OF AWARDS PURSUANT TO SECTION 102 (RELEVANT ONLY TO ISRAELI EMPLOYEES)

5.1 The Corporation may designate 102 Awards granted to Israeli Employees pursuant to Section 102 of the Ordinance as Unapproved 102 Awards (means an Option granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee) or Approved 102 Awards (means an Award granted pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of the Participant).

5.2 The grant of Approved 102 Awards shall be made under this Plan adopted by the Board and shall be conditioned upon the approval of this Plan by the Israeli Tax Authorities (the “ITA”).

5.3 Approved 102 Award may either be classified as Capital Gain Award (“CGA”) or Ordinary Income Award(“OIA”).

5.4 Approved 102 Award elected and designated by the Corporation to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) shall be referred to herein as CGA.

5.5 Approved 102 Award elected and designated by the Corporation to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) shall be referred to herein as OIA.

5.6 The Corporation’s election of the type of Approved 102 Awards as CGA or OIA granted to Employees (the “Election”), shall be appropriately filed with the ITA before the Date of Grant of an Approved 102 Award. Such Election shall become effective beginning the first Date of Grant of an Approved 102 Award under this Plan and shall remain in effect at least until the end of the year following the year during which the Corporation first granted Approved 102 Awards. The Election shall obligate the Corporation to grant only the type of Approved 102 Award it has elected and shall apply to all Participants who were granted Approved 102 Awards during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, such Election shall not prevent the Corporation from granting Unapproved 102 Awards simultaneously.

5.7 All Approved 102 Awards must be held in trust by a Trustee (means any entity appointed by the Corporation to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance, as described in Section 6 below (the “Trustee”)).

5.8 For the avoidance of doubt, the designation of Unapproved 102 Awards and Approved 102 Awards shall be subject to the terms and conditions set forth in Section 102 of the Ordinance and the regulations promulgated thereunder.

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5.9 With regards to Approved 102 Awards, the provisions of the Plan and/or the Award Agreement shall be subject to the provisions of Section 102 and the Tax Assessing Officer’s permit, and the said provisions and permit shall be deemed an integral part of the Plan and of the Award Agreement. Any provision of Section 102 and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan or the Award Agreement, shall be considered binding upon the Corporation and the s Participants.

6. TRUSTEE (RELEVANT ONLY TO ISRAELI EMPLOYEES)

6.1 Approved 102 Awards which shall be granted under the Plan and/or any shares allocated or issued upon exercise of such Approved 102 Awards and/or other shares received subsequently following any realization of rights, including, without limitation, bonus shares, shall be allocated or issued to the Trustee and held for the benefit of the Participants for such period of time as required by Section 102 or any regulations, rules or orders or procedures promulgated thereunder (the “Holding Period”). In the case the requirements for Approved 102 Awards are not met, then the Approved 102 Awards may be treated as Unapproved 102 Awards, all in accordance with the provisions of Section 102 and regulations promulgated thereunder.

6.2 Notwithstanding anything to the contrary, the Trustee shall not release any shares allocated or issued upon exercise of Approved 102 Awards prior to the full payment of the Participant’s tax liabilities arising from Approved 102 Awards which were granted to him and/or any shares allocated or issued upon exercise or vesting of such Awards as the case may be.

6.3 Upon receipt of Approved 102 Awards, the Optionee will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with the Plan, or any Approved 102 Awards or Share granted to him thereunder.

6.4 With respect to any Approved 102 Awards, subject to the provisions of Section 102 and any rules or regulation or orders or procedures promulgated thereunder, a Participant shall not sell or release from trust any Award and any share received upon the exercise or vesting of an Approved 102 Award and/or any share received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period required under Section 102 of the Ordinance. Notwithstanding the above, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 of the Ordinance and under any rules or regulation or orders or procedures promulgated thereunder shall apply to and shall be borne by such Participant.

6.5 With respect to all Awards, (but excluding, for avoidance of any doubt, any unexercised Options and any unvested Restricted Stock Units) allocated or issued upon the exercise of Options purchased by the Participant, or issued to the Participant pursuant to the Vesting of Restricted Stock Units, and held by the Participant or by the Trustee, as the case may be, the Participant shall be entitled to receive dividends in accordance with the quantity of such shares, subject to the provisions of the Corporation’s incorporation documents (and all amendments thereto) and subject to any applicable taxation on distribution of dividends, and when applicable subject to the provisions of Section 102.

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7. STOCK

7.1 The Plan Administrator is authorized to grant Options to acquire shares of Common Stock, shares of Restricted Stock and Restricted Stock Units in a number not exceeding 15% of the number of shares of Common Stock issued and outstanding immediately prior to the grant of such Awards on a Fully Diluted Basis. For purposes of this Section 7.1, the term “Fully Diluted Basis” means all issued and outstanding share capital (where options shall be deemed outstanding share capital until exercised) and all rights to acquire share capital including, without limitation, all securities convertible or exercisable into shares of Common Stock being deemed so converted and exercised, the conversion of any convertible stockholder loans into share capital, with all outstanding warrants, options or any other right granted by the Corporation to receive shares of the Corporation’s share capital being deemed exercised in full. Shares of Common Stock with respect to which Awards may be granted hereunder are subject to adjustment as set forth in Section 8.1(o) hereof. In the event that any outstanding Award expires or is terminated for any reason, the shares of Common Stock allocable to the unexercised portion of such Award may again be subject to an Award granted to the same Participant or holder or to a different person eligible under Section 4 of this Plan.

8. TERMS AND CONDITIONS OF AWARDS

8.1 Each Award granted under this Plan shall be evidenced by a written agreement approved by the Plan Administrator (each, an “Agreement”). Agreements may contain such provisions, not inconsistent with this Plan or any Applicable Laws, as the Plan Administrator in its discretion may deem advisable. All Awards also shall comply with the following requirements:

(a)	Number of shares of Common Stock underlying the Award and Type of Award.

Each Agreement shall state the number of shares of Common Stock to which it pertains and whether the Award is intended to be a Non-Qualified Option, Section 102 Awards (CG or OIA) or a Non-Qualified Award; provided that in the absence of action to the contrary by the Plan Administrator in connection with the grant of an Award, all Awards shall be Non-Qualified Options, Non-Qualified Awards, Unapproved 102 Awards or Section 3(i) Awards, as the case may be.

(b)	Date of Grant

Each Agreement shall state the date the Plan Administrator has deemed to be the date of grant of the Award (the “Date of Grant”).

(c)	Exercise Price

With respect to any Option, each Agreement shall state the exercise price per share of Common Stock to which an Award is exercisable (if applicable). The Plan Administrator shall act in good faith to establish the exercise price in accordance with Applicable Laws; provided that Options granted in substitution for outstanding options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization involving such other corporation and the Corporation or any subsidiary of the Corporation may be granted with an exercise price equal to the exercise price for the substituted option of the other corporation, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur.

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(d)	Duration of Awards

At the Date of Grant of the Award, the Plan Administrator shall designate, subject to Section 8.1(g) below, the expiration date of the Awards, which date shall not be later than ten (10) years from the Date of Grant; provided that the Plan Administrator may decide otherwise in specific Award Agreements. In the absence of action to the contrary by the Plan Administrator in connection with the grant of a particular Award, all Awards granted under this Section 8 shall expire 10 years from the Date of Grant.

(e)	Vesting Schedule

No Option shall be exercisable until it has vested. The vesting schedule for each Award shall be specified by the Plan Administrator at Date of Grant of the Award; provided that if no vesting schedule is specified at the Date of Grant, the Award shall vest as follows:

one third of the Option shall vest and become exercisable on each one-year anniversary of the date of grant. The Plan Administrator may specify a vesting schedule for all, or any portion of, an Award based on the achievement of performance objectives established in advance of the commencement by the Participant of services related to the achievement of the performance objectives. Performance objectives shall be expressed in terms of objective criteria, including but not limited to, one or more of the following: return on equity, return on assets, share price, market share, sales, earnings per share, costs, net earnings, net worth, inventories, cash and cash equivalents, gross margin or the Corporation’s performance relative to its internal business plan. Performance objectives may be in respect of the performance of the Corporation as a whole (whether on a consolidated or unconsolidated basis), a Related Corporation, or a subdivision, operating unit, product or product line of either of the foregoing. Performance objectives may be absolute or relative and may be expressed in terms of a progression or a range. An Option that is exercisable (in full or in part) upon the achievement of one or more performance objectives may be exercised only following written notice to the Participant and the Corporation by the Plan Administrator that the performance objective has been achieved.

(f)	Acceleration of Vesting

The vesting of one or more outstanding Award may be accelerated by the Plan Administrator at such times and in such amounts as it shall determine in its sole discretion.

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(g)	Term of Award

(i)	Vested Options shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

A.	the expiration of the Option, as designated by the Plan Administrator in accordance with Section 8.1(d) above;

B.	the date a Participant receives a notice of his or her termination of employment or contractual relationship with the Corporation or any Related Corporation for Cause (as hereinafter defined); or

C.	the expiration of ninety (90) days, unless otherwise determined in specific Agreements by the Plan Administrator, from the date of a Participant’s termination of employment or contractual relationship with the Corporation or any Related Corporation for any reason whatsoever other than Cause, but including death or disability.

(ii)	Notwithstanding Section 8.1(g)(i) above, any vested Options which have been granted to a Participant in the Participant’s capacity as a director of the Corporation or any Related Corporation shall terminate upon the occurrence of the first of the following events:

A.	the event specified in Section 8.1(g)(i)A above;

B.	the expiration of ninety (90) days, unless otherwise determined in specific Agreements by the Plan Administrator, from the date such Participant ceases to serve as a director of the Corporation or Related Corporation, as the case may be.

(iii)	Upon the death of a Participant, any vested Option still in force and unexpired may be exercised by the person or persons to whom such Participant’s rights shall pass by the Participant’s will or by the laws of descent and distribution at the Participant’s domicile at the time of death, within a period of six (6) months after the date of the Participant’s death.

(iv)	For purposes of the Plan, unless otherwise defined in the Agreement, termination for “Cause” shall mean such termination is for “cause” as such term is expressly defined in a then-effective written agreement between the Participant and the Corporation or any Related Corporation, or in the absence of such then-effective written agreement and in the case of an Employee or an Israeli Employee, termination for the following reasons (i) conviction of any felony involving moral turpitude or affecting the Corporation; (ii) any refusal to carry out a reasonable directive of the chief executive officer, the Board or the Participant’s direct supervisor, which involves the business of the Corporation or its Related Corporation and was capable of being lawfully performed; (iii) embezzlement of funds of the Corporation or its Related Corporation; (iv) any breach of the Participant’s fiduciary duties or duties of care of the Corporation; including without limitation disclosure of confidential information of the Corporation; (v) any conduct (other than conduct in good faith) reasonably determined by the Board to be materially detrimental to the Corporation, and (vi) with respect to Israeli Employees, any other event according to which, pursuant to Applicable Laws of Israel, the Corporation or any affiliate may terminate the employment of employee without payment of severance. Unless accelerated in accordance with Section 8.1(f) above, unvested Options shall terminate immediately upon termination of employment or contractual relationship of a Participant with the Corporation or a Related Corporation, or termination of a Participant’s services as a director of the Corporation or a Related Corporation, for any reason whatsoever, including death or disability.

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(v)	For purposes of this Plan, transfer of employment between or among the Corporation and/or any Related Corporation shall not be deemed to constitute a termination of employment with the Corporation or any Related Corporation. Employment shall be deemed to continue while the Participant is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first ninety (90) days of such leave, unless otherwise determined in specific Agreements by the Plan Administrator and unless the Participant’s re-employment rights are guaranteed by statute or by contract. Furthermore, no Options shall continue to vest during any “prior notice period prior to the termination” of any Consultant and/or Israeli Employee.

(h)	Exercise of Options

(i)	Options shall be exercisable, in full or in part, at any time after vesting, until termination of the Option. If less than all of the shares of Common Stock included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the exercise period. Only a whole share of Common Stock may be issued pursuant to the exercise of an Option, and to the extent that an Option covers less than one (1) share of Common Stock, it is unexercisable.

(ii)	Options or portions thereof may be exercised by giving written notice to the Corporation, in such form and method as may be determined by the Corporation and when applicable, by the Trustee in accordance with the requirements of Section 102 of the Ordinance, which notice shall specify the number of shares of Common Stock to be purchased, and be accompanied by payment in the amount of the aggregate exercise price for the Common Stock so purchased, which payment shall be in the form specified in Section 8.1(i) below. The Corporation shall not be obligated to issue, transfer or deliver a certificate representing shares of Common Stock to the holder of any Option, until provision has been made by the holder, to the satisfaction of the Corporation, for the payment of the aggregate exercise price for all shares of Common Stock for which the Option shall have been exercised and for satisfaction of any tax withholding obligations associated with such exercise. During the lifetime of a Participant, Options are exercisable only by the Participant.

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(iii)	For Israeli Employees the above mentioned in Section 8(h)(ii) is subject to section 102 and the trust mechanism as defined in section 6 of this Plan.

With respect to Unapproved 102 Award, if the Participant ceases to be employed by the Corporation or any Affiliate, the Participant shall extend to the Corporation and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of shares of Common Stock, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.

(i)	Payment upon Exercise of Option

Upon the exercise of any Option, the aggregate exercise price shall be paid to the Corporation in cash or by wire transfer or cashier’s check, or any other manner approved by Administrator. In addition, if pre-approved in writing by the Plan Administrator who may arbitrarily withhold consent, the holder may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

(i)	by delivering to the Corporation shares of Common Stock previously held by such holder, or by the Corporation withholding shares of Common Stock otherwise deliverable pursuant to exercise of the Option, which shares of Common Stock received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to the aggregate exercise price to be paid by the Participant upon such exercise;

(ii)	by delivering a properly executed exercise notice together with irrevocable instructions to a broker promptly to sell or margin a sufficient portion of the shares of Common Stock and deliver directly to the Corporation the amount of sale or margin loan proceeds to pay the exercise price; or

(iii)	by complying with any other payment mechanism approved by the Plan Administrator at the time of exercise.

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(j)	Restricted Stock. An Award of Restricted Stock, whether as 102 Award, Non-Qualified Award or Section 3(i) Award, may be granted by the Corporation in a specified number of shares of Common Stock of Corporation to the Participant, which shares may or may not be subject to forfeiture or other restrictions upon the happening of specified events (the term in which such restrictions apply shall be referred to as the “Restriction Period”). Such an Award shall be subject to the following terms and conditions:

(i)	Restricted Stock shall be evidenced by Award Agreements. Such Agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable.

(ii)	Upon determination of the number of shares of Restricted Stock to be granted to a holder, the Committee shall direct that a certificate or certificates representing the number of shares of Common Stock of Corporation be issued to the holder with the holder designated as the registered owner. If any restrictions apply to such shares of Restricted Stock, the certificate(s) representing such shares shall be legended as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and deposited by the holder, together with a stock power endorsed in blank, with the Corporation, to be held in escrow during the Restriction Period.

(iii)	Unless otherwise determined by the Committee at the time of an Award, during the Restriction Period the holder shall have the right to receive dividends from and to vote the shares of Restricted Stock.

(iv)	The Award Agreement shall specify the duration of the Restriction Period, if any, and the employment or other conditions (including termination of employment on account of death, disability, retirement or other cause) under which shares of Restricted Stock may be forfeited by the Corporation. At the end of the Restriction Period, if any, the restrictions imposed shall lapse with respect to the number of shares of Restricted Stock as determined by the Committee, and the legend shall be removed and such number of shares delivered to the holder (or, where appropriate, the holder’s legal representative). The Committee may, in its sole discretion, modify or accelerate the vesting and delivery of shares of Restricted Stock, if those are subject to vesting.

(k)	Restricted Stock Unit. The Plan Administrator is authorized to make awards of Restricted Stock Units, whether as 102 Award, Non-Qualified Award or Section 3(i) Award, to any Employee or Consultant in such amounts and subject to such terms and conditions as the Plan Administrator shall deem appropriate. On the vesting date of a Restricted Stock Unit (and, in no event later than the fifteenth day of the third month following the close of the year in which vesting under the applicable Agreement occurs, or if later, the close of the year specified by the Plan Administrator in the applicable Agreement), the Corporation shall transfer to the Participant one unrestricted, fully transferable, fully paid and non-assessable share of Common Stock (or the cash equivalent of the Fair Market Value thereof) for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.

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(i)	All Awards of Restricted Stock Units made pursuant to this Plan will be evidenced by an Award Agreement and will comply with and be subject to the terms and conditions of this Plan.

(ii)	During the Restriction Period the holder shall not have the right to receive dividends from and to vote the shares underlying the Restricted Stock Units, except as may be determined by the Plan Administrator at the time of an Award to an Israeli Participant. With respect to each Restricted Stock Unit, the Plan Administrator may grant a “Dividend Equivalent Unit” to any Participant upon such terms and conditions as it may establish. Each Dividend Equivalent Unit will entitle the Participant, at the time of the settlement of the Award, to an additional payment equal to the dividends the Participant would have received if the Participant had been the actual record owner of the underlying Common Stock on each dividend record date prior to settlement. The Dividend Equivalent Unit may be settled in cash, additional shares of Common Stock or a combination thereof.

(iii)	Restricted Stock Units shall be subject to such terms and conditions as the Plan Administrator may impose. These terms and conditions may include restrictions based upon completion of a specified period of service with the Corporation or an Affiliate as set out in advance in the Participant’s individual Award Agreement.

(l)	No Rights as a Shareholder.

A holder shall have no rights as a shareholder of the Corporation with respect to any shares of Common Stock covered by an Option and to any Restricted Stock Unit until such holder becomes a record holder of such shares, irrespective of whether such holder has given notice of exercise. Subject to the provisions of Section 8.1(m) hereof, no rights shall accrue to a holder and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Stock for which the record date is prior to the date the holder becomes a record holder of the shares of Common Stock, irrespective of whether such holder has given notice of exercise. Awards and shares of Common Stock held by the Trustee, are subject to the provisions of Section 6 of the Plan.

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(m)	Non-transferability Options.

Options and unvested Restricted Stock and Restricted Stock Units granted under this Plan and the rights and privileges conferred by this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will, by applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process; provided, however that with the prior consent of the Committee, an Award may be transferred to an entity in which all equity holders are (1) either the spouse (or former spouse), children or grandchildren of the Participant (each, an “Immediate Family Member”) of the Participant and/or (2) entities which are controlled by immediate family members of the Participant. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Options, unvested Restricted Stock or Restricted Stock Units or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Plan, such Options, unvested Restricted Stock and Restricted Stock Units shall thereupon terminate and become null and void.

As long as Awards are held by the Trustee on behalf of the Participant, all rights of the Participant over the shares of Common Stock are personal, can not be transferred, assigned, pledged or mortgaged, other than by will or pursuant to the laws of descent and distribution.

(n)	Securities Regulation and Tax Withholding

(i)	The issuance and delivery of shares of Common Stock pursuant to grant, exercise or settlement of an Award shall comply with all Applicable Laws, and such issuance shall be further subject to the approval of counsel for the Corporation with respect to such compliance, including the availability of an exemption from prospectus and registration requirements for the issuance and sale of such shares of Common Stock. The inability of the Corporation to obtain from any regulatory body the authority deemed by the Corporation to be necessary for the lawful issuance and sale of any shares of Common Stock under this Plan, or the unavailability of an exemption from prospectus and registration requirements for the issuance and sale of any shares of Common Stock under this Plan, shall relieve the Corporation of any liability with respect to the non-issuance or sale of such shares of Common Stock.

(ii)	As a condition to the exercise of an Option or grant, or grant or settlement of other Awards, the Plan Administrator may require the holder to represent and warrant in writing at the time of such exercise, grant or settlement that the shares of Common Stock are being purchased only for investment and without any then-present intention to sell or distribute such shares of Common Stock. If necessary under Applicable Laws, the Plan Administrator may cause a stop-transfer order against such Common Stock to be placed on the stock books and records of the Corporation, and a legend indicating that the shares of Common Stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any Applicable Laws, may be stamped on the certificates representing such shares of Common Stock in order to assure an exemption from registration. The Plan Administrator also may require such other documentation as may from time to time be necessary to comply with applicable securities laws. THE CORPORATION HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF OPTIONS OR THE COMMON STOCK ISSUABLE UPON THE EXERCISE OF OPTIONS OR GRANT OR SETTLEMENT OF OTHER AWARDS.

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(iii)	The holder shall pay to the Corporation by wire transfer or cashier’s check, or any other manner approved by Administrator promptly upon exercise of an Option or, if sooner or later, the date that the amount of such obligations becomes due with respect to any Award, all applicable federal, state, local and foreign withholding taxes that the Plan Administrator or the Trustee, in their discretion, subject to section 102 in case of Israeli Employees, determines to result upon exercise of an Option or from a transfer or other disposition of shares of Common Stock acquired upon exercise of an Option or otherwise related to an Option or shares of Common Stock granted or settled in connection with a different Award. Furthermore, the holder shall agree to indemnify the Corporation and/or its affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the holder. Upon approval of the Plan Administrator, a holder may satisfy such obligation by complying with one or more of the following alternatives selected by the Plan Administrator:

A.	by delivering to the Corporation shares of Common Stock previously held by such holder or by the Corporation withholding shares of Common Stock otherwise deliverable pursuant to the exercise of the Option or grant or settlement of a different Award, which shares of Common Stock received or withheld shall have a Fair Market Value (as determined by the Plan Administrator) equal to the minimum mandatory withholding tax obligations arising as a result of such exercise, transfer or other disposition; or

B.	by complying with any other payment mechanism approved by the Plan Administrator from time to time.

(iv)	The issuance, transfer or delivery of certificates representing shares of Common Stock pursuant to the exercise of Options or issuance of shares underlying a different Award may be delayed, at the discretion of the Plan Administrator, until the Plan Administrator is satisfied that the applicable requirements of all Applicable Laws and the withholding provisions of the Code and/or the Ordinance have been met and that the holder has paid or otherwise satisfied any withholding tax obligation as described in Section 8.1(l)(iii) above.

(o)	Adjustments Upon Changes In Capitalization

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(i)	The class of shares for which Awards may be granted under this Plan, the number and class of shares covered by each outstanding Award, and the exercise price per share thereof (but not the total price), and each such Award, shall all be proportionately adjusted for any increase or decrease in the number of issued Common Stock resulting from:

A.	a subdivision or consolidation of Common Stock or any like capital adjustment, or

B.	the issuance of any shares of Common Stock, or securities exchangeable for or convertible into shares of Common Stock, to the holders of all or substantially all of the outstanding shares of Common Stock by way of a stock dividend (other than the issuance of shares of Common Stock, or securities exchangeable for or convertible into shares of Common Stock, to holders of shares of Common Stock pursuant to their exercise of options to receive dividends in the form of shares of Common Stock, or securities convertible into shares of Common Stock, in lieu of dividends paid in the ordinary course on the shares of Common Stock).

(ii)	Except as provided in Section 8.1(m)(iii) hereof, upon a merger (other than a merger of the Corporation in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common shares in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere re-incorporation or the creation of a holding Corporation) or liquidation of the Corporation, as a result of which the shareholders of the Corporation receive cash, shares or other property in exchange for or in connection with their shares of Common Stock, any Award granted hereunder shall terminate, but the holder shall have the right to exercise such holder’s Award immediately prior to any such merger, consolidation, acquisition of property or shares, separation, reorganization or liquidation, and to be treated as a shareholder of record for the purposes thereof, to the extent the vesting requirements set forth in the Award Agreement have been satisfied.

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(iii)	If the shareholders of the Corporation receive shares in the capital of another corporation (“Exchange Shares”) in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Corporation in which the holders of shares of Common Stock immediately prior to the merger have the same proportionate ownership of shares of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or shares, separation or reorganization (other than a mere re-incorporation or the creation of a holding Corporation), all Awards granted hereunder shall be converted into Awards to purchase Exchange Shares, unless the Corporation and the corporation issuing the Exchange Shares, in their sole discretion, determine that any or all such Awards granted hereunder shall not be converted into Awards to purchase Exchange Shares but instead shall terminate in accordance with, and subject to the holder’s right to exercise the holder’s Awards pursuant to, the provisions of Section 8.1(m)(ii). The amount and price of converted Awards shall be determined by adjusting the amount and price of the Awards granted hereunder in the same proportion as used for determining the number of Exchange Shares the holders of the shares of Common Stock receive in such merger, consolidation, acquisition or property or stock, separation or reorganization. Unless accelerated by the Board, the vesting schedule set forth in the Option Agreement shall continue to apply to the Awards granted for the Exchange Shares.

(iv)	In the event of any adjustment in the number of shares of Common Stock covered by any Award, any fractional shares resulting from such adjustment shall be disregarded and each such Award shall cover only the number of full shares resulting from such adjustment.

(v)	All adjustments pursuant to Section 8.1(m) shall be made by the Plan Administrator, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. All adjustments to any Award shall be made in a manner compliant with, and to the extent permitted under, Section 409A of the Code, to the extent applicable.

(vi)	The grant of an Award shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

(p)	Compliance with Section 409A.

It is the intention of the Corporation that no payment or entitlement pursuant to this Plan will give rise to any adverse tax consequences to any person pursuant to Section 409A of the Code. The Plan Administrator shall interpret and apply the Plan to that end and shall not give effect to any provision therein in a manner that reasonably could be expected to give rise to adverse tax consequences under Section 409A.

9. EFFECTIVE DATE; AMENDMENT; SHAREHOLDER APPROVAL

9.1 Unless sooner terminated by the Board, this Plan shall terminate August 11, 2031. No Option may be granted after such termination or during any suspension of this Plan.

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10. NO OBLIGATIONS TO EXERCISE OPTION

The grant of an Option shall impose no obligation upon the Participant to exercise such Option.

11. NO RIGHT TO AWARD OR TO EMPLOYMENT

Whether or not any Awards are to be granted under this Plan shall be exclusively within the discretion of the Plan Administrator, and nothing contained in this Plan shall be construed as giving any person any right to participate under this Plan. The grant of an Award shall in no way constitute any form of agreement or understanding binding on the Corporation or any affiliate, express or implied, that the Corporation or any affiliate will employ or contract with an Participant for any length of time, nor shall it interfere in any way with the Corporation’s or, where applicable, an affiliate’s right to terminate Participant’s employment at any time, which right is hereby reserved.

12. APPLICATION OF FUNDS

The proceeds received by the Corporation from the sale of Common Stock issued upon the exercise of Awards shall be used for general corporate purposes, unless otherwise directed by the Board.

13. INDEMNIFICATION OF PLAN ADMINISTRATOR

In addition to all other rights of indemnification they may have as members of the Board, members of the Plan Administrator shall be indemnified by the Corporation for all reasonable expenses and liabilities of any type or nature, including attorneys’ fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, this Plan or any Award granted under this Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Corporation), except to the extent that such expenses relate to matters for which it is adjudged that such Plan Administrator member is liable for willful misconduct; provided, that within fifteen (15) days after the institution of any such action, suit or proceeding, the Plan Administrator member involved therein shall, in writing, notify the Corporation of such action, suit or proceeding, so that the Corporation may have the opportunity to make appropriate arrangements to prosecute or defend the same.

14. AMENDMENT OF PLAN

Subject to additional consents and approvals required under Applicable Law, the Plan Administrator may, at any time, modify, amend or terminate this Plan or modify or amend Awards granted under this Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with the Applicable Laws.

A-18

INSPIREMD, INC.
ATTN: CRAIG SHORE
4 MENORAT HAMAOR ST.
TEL AVIV, ISRAEL 6744832

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 09/29/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 09/29/2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except
	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Gary Roubin 02) Paul Stuka

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:	For	Against	Abstain
2. To consider and approve the Company's 2021 Equity Compensation Plan.	☐	☐	☐
3. An advisory vote on the compensation of the Company's named executive officers as disclosed in the Proxy Statement accompanying this notice.	☐	☐	☐
4. Ratification of the appointment of Kesselman & Kesselman, Certified Public Accountants, a member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the year ending December 31, 2021.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000519128_1 R1.0.0.177

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com

INSPIREMD, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held September 30, 2021
This proxy is solicited by the Board of Directors

The undersigned hereby constitutes and appoints Craig Shore and Marvin Slosman, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent and to vote, as designated on this proxy card, all of the shares of common stock of InspireMD, Inc. held of record by the undersigned on August 12, 2021 at the Annual Meeting of Stockholders to be held at the offices of Sullivan & Worcester Tel-Aviv (Har-Even & Co.), 28 HaArba'a St. HaArba'a Towers, North Tower, 35th Floor, Tel-Aviv, Israel, on September 30, 2021, at 9:00 a.m. Eastern Time, and at any adjournments or postponements thereof, on all matters coming before said meeting, and especially to vote on the items of business specified on this proxy card. The undersigned hereby revokes any proxy or proxies previously given to represent or vote such common stock and hereby ratifies and confirms all actions that said proxy, his substitutes, or any of them, may lawfully take in accordance with the terms hereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000519128_2 R1.0.0.177

Continued and to be signed on reverse side